EXECUTION VERSION

RECEIVABLES PURCHASE AGREEMENT
dated as of April 8, 2020
among
NEWENERGY RECEIVABLES LLC, as Seller,
CONSTELLATION NEWENERGY, INC., as Servicer,
THE CONDUITS PARTY HERETO,
THE FINANCIAL INSTITUTIONS PARTY HERETO,
THE PURCHASER AGENTS PARTY HERETO,
THE CO-ARRANGERS PARTY HERETO
and
MUFG BANK, LTD.,
as Agent

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

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EXHIBITS

Exhibit I - Definitions
Exhibit II - Form of Purchase Notice
Exhibit III - Places of Business of the Seller Parties; Locations
of Records; Federal Employer Identification Number(s)
Exhibit IV - Names of Collection Banks; Collection Accounts
Exhibit V - Form of Compliance Certificate
Exhibit VI - Addresses for Notices
Exhibit VII - Form of Assignment Agreement
Exhibit VIII - Credit and Collection Policy
Exhibit IX - [Reserved]
Exhibit X - Form of Monthly Report
Exhibit XI - Subject Obligor
Exhibit XII - Closing Memorandum

SCHEDULES

Schedule A - Commitments, Payment Addresses, Purchaser Agents, Related Financial Institutions and Co-Arrangers

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INDEX OF DEFINED TERMS
DEFINED IN THE BODY OF THE AGREEMENT

Agent............................................................................................................................................... 1
Aggregate Reduction ...................................................................................................................... 3
Amortization Event ....................................................................................................................... 33
Asset Portfolio ................................................................................................................................ 3
Assignment Agreement................................................................................................................. 45
Closing Date.................................................................................................................................. 19
Conduits .......................................................................................................................................... 1
Consent Notice.............................................................................................................................. 12
Consent Period .............................................................................................................................. 12
EU Losses ..................................................................................................................................... 56
Extension Notice ........................................................................................................................... 12
Financial Institutions....................................................................................................................... 1
Impacted Financial Institution ...................................................................................................... 45
Incremental Purchase ...................................................................................................................... 1
Indemnified Amounts ................................................................................................................... 36
Indemnified Party.......................................................................................................................... 36
Intended Tax Treatment ................................................................................................................ 53
Investment Company Act ............................................................................................................. 17
MUFG ............................................................................................................................................. 1
MUFG Roles ................................................................................................................................. 52
Non-Renewing Financial Institution ............................................................................................. 13
Obligations ...................................................................................................................................... 7
Other Costs.................................................................................................................................... 41
Other Sellers.................................................................................................................................. 41
Participant ..................................................................................................................................... 46
Participant Register ....................................................................................................................... 46
Patriot Act ..................................................................................................................................... 54
Payment Instruction ........................................................................................................................ 3
Proposed Reduction Date................................................................................................................ 3
Purchase Notice .............................................................................................................................. 2
Purchaser Agent Roles .................................................................................................................. 53
Purchaser Agents ............................................................................................................................ 1
Purchasing Financial Institutions .................................................................................................. 45
PVSI ................................................................................................................................................ 1
Reduction Notice ............................................................................................................................ 3
Register ......................................................................................................................................... 45
RPA Deferred Purchase Price ......................................................................................................... 6
Seller ............................................................................................................................................... 1
Seller Parties ................................................................................................................................... 1
Seller Party ...................................................................................................................................... 1
Servicer ......................................................................................................................................... 30
Servicing Fee ................................................................................................................................ 33
Terminating Financial Institution ................................................................................................. 13
Termination Date ............................................................................................................................ 8
Termination Percentage .................................................................................................................. 8
Volcker Rule ................................................................................................................................. 17

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RECEIVABLES PURCHASE AGREEMENT

This Receivables Purchase Agreement, dated as of April 8, 2020, is by and among NewEnergy Receivables LLC, a Delaware limited liability company (the “Seller”), Constellation NewEnergy, Inc., a Delaware corporation (together with its successors and assigns “CNE”), as initial Servicer (as Servicer together with Seller, as further defined in Exhibit I, the “Seller Parties” and each a “Seller Party”), the entities listed on Schedule A to this Agreement under the heading “Financial Institution” (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), the entities (if any) listed on Schedule A to this Agreement under the heading “Conduit” (together with any of their respective successors and assigns hereunder, the “Conduits”), the entities listed on Schedule A to this Agreement under the heading “Purchaser Agent” (together with any of their respective successors and assigns hereunder, the “Purchaser Agents”), the entities listed on Schedule A to this Agreement under the heading “Co-Arrangers” (together with any of their respective successors and assigns hereunder, the “Co-Arrangers”) and MUFG Bank, Ltd. (“MUFG”), as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the “Agent”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.

PRELIMINARY STATEMENTS

The Seller intends to sell and assign to Agent for the benefit of the Purchasers, the Receivables and certain other related assets.

MUFG has been requested and is willing to act as Agent on behalf of the Conduits (if any) and the Financial Institutions in accordance with the terms hereof.

AGREEMENT

Now therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
PURCHASE ARRANGEMENTS
Section 1.1 Purchase Facility.

(a) Upon the terms and subject to the conditions hereof, during the period from the date hereof to but not including the Facility Termination Date, Seller shall sell and assign, as described in Section 1.2(b), the Asset Portfolio to Agent for the benefit of the Purchasers. In accordance with the terms and conditions set forth herein, each Conduit may (in its sole discretion), and each Financial Institution severally hereby agrees to, instruct Agent to make cash payments to Seller of the related Cash Purchase Price in respect of the Asset Portfolio (each such cash payment, an “Incremental Purchase”) on behalf of such Purchasers, in each case and from time to time in an aggregate amount not to exceed at such time (i) in the case of a Financial Institution, its Commitment, (ii) in the case of any Purchaser Group, the Commitment

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of the Financial Institution in such Purchaser Group and (iii) in the aggregate, the lesser of (A) the Purchase Limit and (B) the aggregate amount of the Commitments. Any amount not paid for the Asset Portfolio hereunder as Cash Purchase Price shall be paid to Seller as the RPA Deferred Purchase Price pursuant to, and only to the extent required by, the priority of payments set forth in Sections 2.2(b) and 2.3 and otherwise pursuant to the terms of this Agreement (including Section 2.7).

(b) Seller may, upon at least 10 Business Days’ prior notice to Agent and each Purchaser Agent, terminate in whole or reduce in part, ratably among the Financial Institutions, the unused portion of the Purchase Limit; provided that (i) each partial reduction of the Purchase Limit shall be in an amount equal to $1,000,000 or an integral multiple thereof, (ii) the aggregate of the Commitments for all of the Financial Institutions shall be terminated in whole or reduced in part, ratably among the Financial Institutions, by an amount equal to such termination or reduction in the Purchase Limit and (iii) no such partial reduction shall reduce the Purchase Limit to an amount less than $200,000,000.

Section 1.2 Increases; Sale of Asset Portfolio.

(a) Increases. Seller shall provide Agent and each Purchaser Agent with prior notice in a form set forth as Exhibit II hereto of each Incremental Purchase (a “Purchase Notice”) by 12:00 noon (New York City time) at least three Business Days prior to the requested date of such Incremental Purchase. Each Purchase Notice shall be subject to Article VI hereof and, except as set forth below, shall be irrevocable, shall specify the requested Cash Purchase Price (which shall not be less than $1,000,000 and in additional increments of $100,000) and the requested date of such Incremental Purchase (which shall be on a Business Day). Following receipt of a Purchase Notice, each Purchaser Agent will promptly notify the Conduit (if any) in such Purchaser Agent’s Purchaser Group of such Purchase Notice and Agent and each Purchaser Agent will identify the Conduits (if any) that agree to make the Purchase. If any Conduit declines to make a proposed Incremental Purchase or if any Purchaser Group does not include a Conduit, such Incremental Purchase will be made by (i) such declining Conduit’s Related Financial Institution(s) or (ii) the Financial Institution(s) included in such Purchaser Group that does not include a Conduit, as applicable, in accordance with the rest of this Section 1.2(a). On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI and the conditions set forth in this Section 1.2(a), the Conduits and/or the Financial Institutions, as applicable, shall deposit to the Facility Account, in immediately available funds, no later than 1:00 p.m. (New York City time), an amount equal to its Purchaser Group’s Pro Rata Share of the aggregate Cash Purchase Price in respect of such Incremental Purchase. Each Financial Institution’s obligation shall be several, such that the failure of any Financial Institution to make available to Seller any funds in connection with any Incremental Purchase shall not relieve any other Financial Institution of its obligation, if any, hereunder to make funds available on the date of such Incremental Purchase, but no Financial Institution shall be responsible for the failure of any other Financial Institution to make funds available in connection with any Incremental Purchase.

(b) Sale of Asset Portfolio. In accordance with Sections 1.1(a) and 1.2(a), Seller hereby sells, assigns and transfers to Agent (on behalf of the Purchasers), for the related Cash Purchase Price and the RPA Deferred Purchase Price, effective on and as of the date of

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each Purchase hereunder, all of its right, title and interest in, to and under all Receivables and the Related Security and Collections relating to such Receivables, in each case, existing as of the date of such Purchase that have been acquired by Seller as provided herein and in the other Transaction Documents on or prior to the date of such Purchase. The Purchasers’ right, title and interest in and to such assets is herein called the “Asset Portfolio”.

Section 1.3 Decreases. Seller shall return in full the Aggregate Capital on the Obligations Final Due Date. Prior thereto, Seller shall provide Agent and each Purchaser with an irrevocable prior written notice (a “Reduction Notice”) of any proposed reduction of the Aggregate Capital no later than three (3) Business Days prior to the proposed reduction date. Such Reduction Notice shall designate (i) the date (the “Proposed Reduction Date”) upon which any such reduction of the Aggregate Capital shall occur and (ii) the amount of the Aggregate Capital to be reduced (the “Aggregate Reduction”), which shall be applied ratably to the aggregate Capital of each Purchaser in accordance with the amount of Capital owing to such Purchaser. Only one (1) Reduction Notice shall be outstanding at any time. In connection with any reduction of the Aggregate Capital pursuant to this Section, Seller shall pay to the applicable Purchaser on the immediately following Settlement Date all Broken Funding Costs arising as a result of such reduction and any accrued and unpaid CP Costs and Financial Institution Yield in respect of such portion of Capital so reduced.

Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement or any other Transaction Document shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (New York City time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to (i) Agent, they shall be paid to Agent for its own account, in accordance with the applicable instructions from time to time notified by the Agent to such Person and (ii) any Purchaser Agent or Purchaser, they shall be paid to the Purchaser Agent for such Person’s Purchaser Group, for the account of such Person, in accordance with the applicable instructions from time to time notified by such Purchaser Agent or Purchaser (each instruction set forth in clauses (i) and (ii) being a “Payment Instruction”). Upon notice to Seller, Agent (on behalf of itself and/or any Purchaser) may debit the Facility Account for all amounts due and payable hereunder. All computations of Financial Institution Yield, per annum fees or discount calculated as part of any CP Costs, per annum fees hereunder and per annum fees under any Fee Letter shall be made on the basis of a year of 360 days (or, in the case of amounts determined by reference to the Alternate Base Rate, 365 or 366 days, as applicable) for the actual number of days elapsed. If any amount hereunder or under any other Transaction Document shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

Section 1.5 Taxes. (a) Except to the extent required by Applicable Law, any and all payments and deposits required to be made hereunder, under any other Transaction Document or under any instrument delivered hereunder or thereunder to any Indemnified Party or otherwise hereunder or thereunder by Seller or Servicer shall be made free and clear of, and without withholding or deduction for, any and all present or future Taxes. If Seller, Servicer or the Agent shall be required by Applicable Law to make any such withholding or deduction, (A) if

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such Tax is an Indemnified Tax, Seller (or Servicer, on its behalf) shall make an additional payment to such Indemnified Party, in an amount sufficient so that, after making all required withholdings or deductions (including withholdings or deductions applicable to additional sums payable under this Section 1.5(a)), such Indemnified Party receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (B) Seller (or Servicer, on its behalf), Servicer or the Agent shall make such withholding or deduction and (C) Seller (or Servicer, on its behalf), Servicer or the Agent shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with Applicable Law.

(b) Seller will indemnify each Indemnified Party for the full amount of Indemnified Taxes payable by such Indemnified Party (including any Indemnified Taxes imposed by any jurisdiction on amounts payable under this Section) and any liability (including penalties, interest and expenses) attributable thereto and any reasonable expenses. Any indemnification under this Section 1.5(b) shall be paid on the next Settlement Date after the date any Indemnified Party makes written demand therefor, together with a statement of reasons for such demand and the calculations of such amount. Such calculations, if made in good faith, absent manifest error, shall be final and conclusive on all parties.

(c) Each Purchaser shall severally indemnify Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Purchaser (but only to the extent that Seller has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Seller to do so) and (ii) any Excluded Taxes attributable to such Purchaser, in each case, that are payable or paid by the Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Purchaser by Agent shall be conclusive absent manifest error. Each Purchaser hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Purchaser under any Transaction Document or otherwise payable by Agent to such Purchaser from any other source against any amount due to Agent under this Section 1.5(c).

(d) Within 30 days after the date of any payment of Taxes withheld by any of Seller or Servicer, as applicable, in respect of any payment to any Indemnified Party, Seller or Servicer, as applicable, will furnish to Agent and each Purchaser Agent, the original or a certified copy of a receipt evidencing payment thereof (or other evidence reasonably satisfactory to Agent).

(e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive the payment in full of Obligations hereunder.

(f) Each Purchaser that is not a “United States person,” within the meaning of Section 7701(a)(30) of the Code, shall, to the extent it is legally entitled to do so, on or before the date it becomes a party to this Agreement, deliver to Seller, Servicer and Agent documentation prescribed by Applicable Law to permit the Seller, Servicer or Agent to determine its tax reporting requirements and any withholding or deduction required to be made, including whichever of the following is applicable:

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(i) in the case of a Purchaser claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of IRS Form W-8BEN or IRS Form W-
8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed copies of IRS Form W-8ECI;

(iii) in the case of a Purchaser claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Purchaser is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Seller within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Seller as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W 8BEN-E; or

(iv) to the extent a Purchaser is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W 8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Purchaser is a partnership and one or more direct or indirect partners of such Purchaser are claiming the portfolio interest exemption, such Purchaser may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner.

(g) Each Indemnified Party that is a “United States person,” shall, on or before the date it becomes a party to this Agreement, deliver to Seller, Servicer and Agent executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.

(h) If a payment made to a Purchaser under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Purchaser shall deliver to Seller, Servicer and Agent at the time or times prescribed by law and at such time or times reasonably requested by the Seller, Servicer or Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller, Servicer or Agent as may be necessary for the Seller, Servicer or Agent to comply with their obligations under FATCA and to determine that such Purchaser has complied with such Purchaser’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(i) Each Indemnified Party agrees that if any form or certification it previously delivered under the preceding paragraphs (f), (g) or (h) expires or becomes obsolete

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or inaccurate in any respect, it shall update such form or certification or promptly notify the Seller and the Agent in writing of its legal inability to do so.

(j) Seller shall timely reimburse Agent for the payment of, any Other Taxes.
(k) If any party determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified pursuant to this Section, it shall promptly repay such refund to the indemnifying party (to the extent of amounts that have been paid by the indemnifying party under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes imposed with respect to such refund) of such indemnified party and without interest (other than interest paid by the relevant taxing authority with respect to such refund); provided, however, that the indemnified party, upon the request of such indemnifying party, agrees to return such refund (plus penalties, interest or other charges imposed by the relevant taxing authority) to such indemnifying party in the event such indemnifying party is required to repay such refund to the applicable taxing authority. Nothing in this Section shall obligate any Indemnified Party to apply for any refund.

(l) Nothing contained in this Section shall require any Indemnified Party to make available any of its Tax returns (or any other information relating to its Taxes which it deems to be confidential).

(m) Each party’s obligations under this Section 1.5 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Purchaser, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

Section 1.6 Reinvestments. On each Business Day prior to the Final Payout Date, the Servicer, on behalf of the Agent, shall pay to the Seller, out of Collections of Receivables, the amount available for reinvestment in accordance with Section 2.2(a). Each such payment is herein referred to as a “Reinvestment”. All Reinvestments with respect to the applicable Purchasers shall be made ratably on behalf of the applicable Purchasers in the relevant Purchaser Group in accordance with the respective outstanding portions of the Aggregate Capital funded by them.

Section 1.7 RPA Deferred Purchase Price. Subject to the application of Collections as RPA Deferred Purchase Price as permitted on each Settlement Date pursuant to Sections 2.2(b), 2.2(c) and 2.3, on each Business Day on and after the Final Payout Date, Servicer, on behalf of Agent and the Purchasers, shall pay to Seller an amount as deferred purchase price (the “RPA Deferred Purchase Price”) equal to the Collections of Receivables then held or thereafter received by Seller (or Servicer on its behalf) less any accrued and unpaid Servicing Fee.

ARTICLE II
PAYMENTS AND COLLECTIONS
Section 2.1 Payments. Notwithstanding any limitation on recourse contained in this Agreement, Seller shall immediately pay to Agent when due, for the account of Agent, or the

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relevant Purchaser or Purchasers, on a full recourse basis: (a) all amounts accrued or payable by Seller to any such Person as described in Sections 2.2 and 2.3 and (b) each of the following amounts, to the extent that such amounts are not paid in accordance with Sections 2.2 and 2.3: (i) such fees as set forth in each Fee Letter (which fees collectively shall be sufficient to pay all fees owing to the Financial Institutions), (ii) all amounts payable as CP Costs, (iii) all amounts payable as Financial Institution Yield, (iv) all amounts payable as Deemed Collections, (v) all amounts required pursuant to Section 2.5 or 2.6, (vi) all amounts payable pursuant to Article X, if any, (vii) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, (viii) all Broken Funding Costs and (ix) all Default Fees (the fees, amounts and other obligations described in clauses (a) and (b) collectively, the “Obligations”). If Seller fails to pay any of the Obligations when due, Seller agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or any Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by Applicable Law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to Servicer for payment in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by the Seller for the exclusive benefit of the Purchasers and Agent.

Section 2.2 Collections Prior to Amortization.

(a) Collections Generally. On any day (other than during the Amortization Period) that Servicer receives any Collections and/or Deemed Collections, the Servicer shall set aside and hold in trust for the benefit of the Purchasers (or, if so requested by the Agent, segregate in a separate account designated by the Agent, which shall be an account maintained and controlled by the Agent unless the Agent otherwise instructs in its sole discretion), for application in accordance with the priority of payments set forth below, all Collections on Receivables that are received by the Servicer or the Seller or received in any Lock-Box or Collection Account and all Deemed Collections; provided, however, that so long as each of the conditions precedent set forth in Section 6.2 are satisfied on such date, the Servicer may release to the Seller from such Collections and Deemed Collections the amount (if any) necessary to pay the purchase price for Receivables purchased by the Seller on such date in accordance with the terms of the Receivables Sale Agreement.

(b) Application of Collections. On each Settlement Date, so long as the Amortization Period has not commenced, Servicer will apply such Collections to make the following distributions in the following amounts and order of priority:

first, to the reimbursement of Agent’s, each Purchaser’s and each Purchaser Agent’s costs of collection and enforcement of this Agreement;

second, to the Purchasers, all accrued and unpaid fees under any Fee Letter, all accrued and unpaid CP Costs and Financial Institution Yield and any Broken Funding Costs, in each case, for the prior Accrual Period;

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third, if Servicer is not CNE or an Affiliate of CNE, to Servicer in payment of the Servicing Fee;

fourth, to the extent that a Capital Coverage Deficit exists, to the Purchasers (ratably, based on the aggregate outstanding Capital of each Purchaser at such time) for the return of a portion of the Aggregate Capital at such time, in an aggregate amount equal to the amount necessary to reduce the Capital Coverage Deficit to zero ($0);

fifth, if CNE or an Affiliate of CNE is then acting as Servicer, to
Servicer in payment of the Servicing Fee;

sixth, to each Terminating Financial Institution, ratably based on such Terminating Financial Institution’s Termination Percentage, for the reduction of the Capital of each such Terminating Financial Institution;

seventh, to the applicable Persons, for the ratable payment in full of all other unpaid Obligations then due and owing; and

eighth, the balance, if any, to Seller as RPA Deferred Purchase Price.

(c) Each Terminating Financial Institution shall be allocated a ratable portion of Collections from the Scheduled Termination Date that such Terminating Financial Institution did not consent to extend (as to such Terminating Financial Institution, the “Termination Date”), until, with respect to a Terminating Financial Institution, such Terminating Financial Institution’s Capital, if any, shall be paid in full and the applicable, ratable portion of the RPA Deferred Purchase Price allocable to such Terminating Financial Institution’s portion of the Asset Portfolio has been paid in full in accordance with the priority of payments set forth in Section 2.2(b). This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such Terminating Financial Institution outstanding on its Termination Date, divided by (ii) the Aggregate Capital outstanding on such Termination Date (the “Termination Percentage”). Each Terminating Financial Institution’s Termination Percentage shall remain constant prior to the Amortization Period. During the Amortization Period, each Termination Percentage shall be disregarded, and each Terminating Financial Institution’s Capital shall be reduced ratably with all Financial Institutions in accordance with Section 2.3.

Section 2.3 Collections Following Amortization. During the Amortization Period, the Servicer shall set aside and hold in trust for the benefit of the Purchasers (or, if so requested by the Agent, segregate in a separate account designated by the Agent, which shall be an account maintained and controlled by the Agent unless the Agent otherwise instructs in its sole discretion), for application in accordance with the priority of payments set forth below, all Collections on Receivables that are received by the Servicer or the Seller or received in any Lock-Box or Collection Account and all Deemed Collections. During the Amortization Period, Servicer shall, at any time upon the request from time to time by (or pursuant to standing instructions from) Agent apply such amounts at Agent’s direction to reduce the Aggregate

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Capital and any other Aggregate Unpaids (it being understood and agreed that, in any event, no portion of the RPA Deferred Purchase Price may be paid to Seller during the Amortization Period). If there shall be insufficient funds on deposit to distribute funds in payment in full of the aforementioned amounts, Servicer (or, following its assumption of control of the Collection Accounts, the Agent) shall distribute funds in the following order of priority:

first, to the reimbursement of Agent’s, each Purchaser’s and each Purchaser Agent’s costs of collection and enforcement of this Agreement;

second, ratably to the payment of all accrued and unpaid fees under any Fee Letter and all accrued and unpaid CP Costs; Financial Institution Yield and any Broken Funding Costs;

third, to the payment of Servicer’s reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables, including the Servicing Fee, if CNE, or one of its Affiliates is not then acting as Servicer;

fourth, to the Purchasers (ratably, based on the aggregate outstanding Capital of each Purchaser at such time) for the reduction of the Aggregate Capital to zero ($0);

fifth, for the ratable payment of all other unpaid Obligations, provided that to the extent such Obligations relate to the payment of Servicer costs and expenses, including the Servicing Fee, when CNE or one of its Affiliates is acting as Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations;

sixth, to the applicable Persons, for the ratable payment in full of all other Aggregate Unpaids; and

seventh, after the Aggregate Unpaids have been indefeasibly reduced to zero and this Agreement has terminated in accordance with its terms, to Seller as RPA Deferred Purchase Price, any remaining Collections.

Section 2.4 Ratable Payments. Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Sections 2.2 and 2.3 above, shall be shared ratably (within each priority) among Agent, the Purchaser Agents and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

Section 2.5 Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to Agent (for application to the Person or Persons who suffered such rescission, return or refund), the full amount thereof, plus the Default Fee from the date of any such rescission, return or refunding, in each case, if such rescinded amounts have not been paid under Section 2.2 or 2.3.

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Section 2.6 Maximum Purchases In Respect of the Asset Portfolio. Notwithstanding anything to the contrary in this Agreement, Seller shall ensure that the Net Receivable Pool Balance shall at no time be less than the sum of (i) the Aggregate Capital at such time, plus (ii) the Required Reserves at such time. If, on any date of determination, the sum of (i) the Aggregate Capital, plus (ii) the Required Reserves exceeds the Net Receivable Pool Balance, in each case at such time, Seller shall pay to the Purchasers within three (3) Business Days an amount to be applied to reduce the Aggregate Capital (allocated ratably based on the ratio of each Purchaser’s Capital at such time to the Aggregate Capital at such time), such that after giving effect to such payment, the Net Receivable Pool Balance equals or exceeds the sum of (i) the Aggregate Capital, plus (ii) the Required Reserves, in each case at such time.

Section 2.7 Limitation on Payments. Notwithstanding any provision contained in this Agreement or any other Transaction Document to the contrary, none of the Purchasers or Agent shall, and none of them shall be obligated (whether on behalf of a Purchaser or otherwise) to, pay any amount to Seller in respect of any portion of the RPA Deferred Purchase Price, except to the extent that Collections are available for distribution to Seller in accordance with this Agreement. In addition, notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document, the obligations of any Purchaser that is a commercial paper conduit or similar vehicle under this Agreement or under any other Transaction Document shall be payable by such Purchaser or successor or assign solely to the extent of funds received from Seller in accordance herewith or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay such Person’s matured and maturing Commercial Paper or other senior indebtedness of such Person when due. Any amount which Agent or a Purchaser is not obligated to pay pursuant to the operation of the two preceding sentences shall not constitute a claim (as defined in § 101 of the Federal Bankruptcy Code) against, or corporate obligation of, any Purchaser or Agent, as applicable, for any such insufficiency unless and until such amount becomes available for distribution to Seller pursuant to the terms hereof.

ARTICLE III
CONDUIT PURCHASES
Section 3.1 CP Costs. Seller shall pay CP Costs with respect to the outstanding Capital associated with each of the Conduits for each day that any such Capital is outstanding.

Section 3.2 CP Costs Payments. On each Settlement Date, Seller shall pay to the Conduits an aggregate amount equal to all accrued and unpaid CP Costs in respect of the outstanding Capital of each of the Conduits for the related Settlement Period in accordance with Article II.

Section 3.3 Calculation of CP Costs. On the third Business Day immediately preceding each Settlement Date, each Conduit shall calculate the aggregate amount of its Conduit Costs for the related Settlement Period and shall notify Seller of such aggregate amount.

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ARTICLE IV

FINANCIAL INSTITUTION FUNDING

Section 4.1 Financial Institution Funding. The aggregate Capital associated with each Financial Institutions shall accrue Financial Institution Yield in accordance with the terms and conditions hereof for each day that any such Capital is outstanding.

Section 4.2 Financial Institution Yield Payments and Calculations.

(a) On each Settlement Date, Seller shall pay to the Financial Institutions an aggregate amount equal to all accrued and unpaid Financial Institution Yield in respect of the outstanding Capital of each of the Financial Institutions for the related Settlement Period in accordance with Article II.

(b) On the third Business Day immediately preceding each Settlement Date, each Financial Institution shall calculate the aggregate amount of its Financial Institution Yield for the related Settlement Period and shall notify Seller of such aggregate amount.

Section 4.3 Suspension or Replacement of the LIBO Rate or LMIR.

(a) If any Financial Institution notifies Agent or its Purchaser Agent, as applicable, that it has determined that funding its Pro Rata Share of the Aggregate Capital in respect of the Financial Institutions in such Financial Institution’s Purchaser Group at the LIBO Rate or LMIR, as applicable, would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Capital at the LIBO Rate or LMIR, as applicable, are not available or (ii) the LIBO Rate or LMIR, as applicable, does not accurately reflect the cost of acquiring or maintaining any portion of the Asset Portfolio or Capital at the LIBO Rate or LMIR, as applicable, then Agent or such Purchaser Agent, as applicable, shall suspend the availability of the LIBO Rate or LMIR, as applicable, for the Financial Institutions in such Financial Institution’s Purchaser Group and the Alternate Base Rate shall automatically apply for any Capital funded by the Financial Institutions in such Financial Institution’s Purchaser Group accruing Financial Institution Yield at the or LMIR, as applicable.

(b) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Agent and the Seller may amend this Agreement to replace the LIBO Rate or LMIR, as applicable, with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all Purchasers and the Seller so long as the Agent has not received, by such time, written notice of objection to such amendment from Purchasers comprising the Required Purchasers.

Any such amendment with respect to an Early Opt-in Election will become effective on the date that Purchasers comprising the Required Purchasers have delivered to the Agent written notice that such Required Purchasers accept such amendment. No replacement of the LIBO Rate or

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LMIR, as applicable, with a Benchmark Replacement pursuant to this Section 4.3 will occur prior to the applicable Benchmark Transition Start Date.

(c) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(d) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Seller and the Purchasers of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or Purchasers pursuant to this Section 4.3, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.3.

(e) Benchmark Unavailability Period. Upon the Sellers’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Seller may revoke any request for an Incremental Purchase to be made during any Benchmark Unavailability Period. During any Benchmark Unavailability Period, the Alternate Base Rate shall automatically apply for any Capital accruing at the LIBO Rate or LMIR, as applicable, and any selection by the Seller of the LIBO Rate or LMIR, as applicable, shall automatically be deemed to be a selection of the Alternate Base Rate.

Section 4.4 Extension of Scheduled Termination Date.

(a) Seller may request one or more 364-day extensions of the Scheduled Termination Date then in effect by giving written notice of such request to Agent (each such notice, an “Extension Notice”) at least 60 days prior to the Scheduled Termination Date then in effect. After Agent’s receipt of any Extension Notice, Agent shall promptly notify each Purchaser Agent of such Extension Notice. After Agent’s and each Purchaser Agent’s receipt of any Extension Notice, each Purchaser Agent shall promptly notify the Financial Institutions in such Purchaser Agent’s Purchaser Group of such Extension Notice. Each Financial Institution may, in its sole discretion, by a revocable notice (a “Consent Notice”) given to Agent and, if applicable, the Purchaser Agent in such Financial Institution’s Purchaser Group on or prior to the
30th day (or any other day as may be mutually agreed among the Seller, the Agent and each Purchaser Agent) prior to the Scheduled Termination Date then in effect (such period from the date of the Extension Notice to such 30th day (or other applicable day) being referred to herein as the “Consent Period”), consent to such extension of such Scheduled Termination Date; provided, however, that, except as provided in Section 4.4(b), such extension shall not be

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effective with respect to any of the Financial Institutions if any one or more Financial Institutions: (i) notifies Agent and, if applicable, the Purchaser Agent in such Financial Institution’s Purchaser Group during the Consent Period that such Financial Institution either does not wish to consent to such extension or wishes to revoke its prior Consent Notice or (ii) fails to respond to Agent and, if applicable, the Purchaser Agent in such Financial Institution’s Purchaser Group within the Consent Period (each Financial Institution or its related Conduit, as the case may be, that does not wish to consent to such extension or wishes to revoke its prior Consent Notice of fails to respond to Agent and, if applicable, such Purchaser Agent within the Consent Period is herein referred to as a “Non-Renewing Financial Institution”). If none of the events described in the foregoing clauses (i) or (ii) occurs during the Consent Period and all Consent Notices have been received, then, the Scheduled Termination Date shall be irrevocably extended until the date that is 364 days after the Scheduled Termination Date then in effect. Agent shall promptly notify Seller of any Consent Notice or other notice received by Agent pursuant to this Section 4.4(a).

(b) Upon receipt of notice from Agent or, if applicable, a Purchaser Agent, pursuant to Section 4.4(a) of any Non-Renewing Financial Institution or that the Scheduled Termination Date has not been extended, one or more of the Financial Institutions (including any Non-Renewing Financial Institution) may proffer to Agent, the Conduit in such Non-Renewing Financial Institution’s Purchaser Group and, if applicable, the Purchaser Agent in such Non- Renewing Financial Institution’s Purchaser Group the names of one or more institutions meeting the criteria set forth in Section 12.1(b)(i) that are willing to accept assignments of and assume the rights and obligations under this Agreement and the other applicable Transaction Documents of the Non-Renewing Financial Institution. Provided the proffered name(s) are acceptable to Agent, the Conduit in such Non-Renewing Financial Institution’s Purchaser Group and, if applicable, the Purchaser Agent in such Non-Renewing Financial Institution’s Purchaser Group, Agent shall notify each Purchaser Agent and the remaining Financial Institutions in MUFG’s Purchaser Group of such fact and each Purchaser Agent shall notify the remaining Financial Institutions in such Purchaser Agent’s Purchaser Group of such fact, and the then existing Scheduled Termination Date shall be extended for an additional 364 days upon satisfaction of the conditions for an assignment in accordance with Section 12.1, and the Commitment of each Non- Renewing Financial Institution shall be reduced to zero. If the rights and obligations under this Agreement and the other applicable Transaction Documents of each Non-Renewing Financial Institution are not assigned as contemplated by this Section 4.4(b) (each such Non-Renewing Financial Institution or its related Conduit, as the case may be, whose rights and obligations under this Agreement and the other applicable Transaction Documents are not so assigned is herein referred to as a “Terminating Financial Institution”) and at least one Financial Institution is not a Non-Renewing Financial Institution, the then existing Scheduled Termination Date shall be extended for an additional 364 days; provided, however, that (i) the Purchase Limit shall be reduced on the Termination Date applicable to each Terminating Financial Institution by an aggregate amount equal to the Terminating Commitment Availability as of such date of each Terminating Financial Institution and shall thereafter continue to be reduced by amounts equal to any reduction in the Capital of any Terminating Financial Institution (after application of Collections pursuant to Sections 2.2 and 2.3) and (ii) the Commitment of each Terminating Financial Institution shall be reduced to zero on the Termination Date applicable to such Terminating Financial Institution. Upon reduction to zero of the Capital of a Terminating Financial Institution (after application of Collections thereto pursuant to Section 2.2 and 2.3), all

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rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a “Financial Institution”; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to the Capital held by such Terminating Financial Institution prior to its termination as a Financial Institution. For the avoidance of doubt, each reference to a Financial Institution in the context of a Terminating Financial Institution shall be deemed to refer to the related Conduit if such Conduit continues to have Capital outstanding as a Terminating Financial Institution.

(c) Any requested extension of the Scheduled Termination Date may be approved or disapproved by a Financial Institution in its sole discretion. In the event that the Commitments are not extended in accordance with the provisions of this Section 4.4, the Commitment of each Financial Institution shall be reduced to zero on the Scheduled Termination Date. Upon reduction to zero of the Commitment of a Financial Institution and upon reduction to zero of the Capital of such Financial Institution, all rights and obligations of such Financial Institution hereunder shall be terminated and such Financial Institution shall no longer be a “Financial Institution”; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to the Capital held by such Financial Institution prior to its termination as a Financial Institution.

ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.1 Representations and Warranties of the Seller Parties. Each Seller Party hereby represents and warrants to Agent, the Purchaser Agents and the Purchasers, as to itself, as of the date hereof and as of the date of each Purchase that:

(a) Existence and Power. Such Seller Party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its state of organization. Such Seller Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power, corporate or otherwise, and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or to have and hold such governmental licenses, authorization, consents and approvals could not reasonably be expected to have a Material Adverse Effect.

(b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller’s use of the proceeds of Purchases made hereunder, are within its powers and authority, corporate or otherwise, and have been duly authorized by all necessary action, corporate or otherwise, on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

(c) No Conflict. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of

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its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or organization, by-laws or limited liability company agreement (or equivalent governing documents), (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

(e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Seller Party’s knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body that could reasonably be expected to have a Material Adverse Effect.

(f) Binding Effect. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(g) Accuracy of Information. All information heretofore furnished by such Seller Party to Agent, the Purchaser Agents or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party to Agent, the Purchaser Agents or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

(h) Use of Proceeds. No proceeds of any Purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

(i) Good Title. Immediately prior to each Purchase hereunder, Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim. There have been duly filed all financing statements or other

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similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s ownership interest in each Receivable, its Collections and the Related Security.

(j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each Purchase hereunder, transfer to Agent for the benefit of the Purchasers (and Agent for the benefit of the Purchasers shall acquire from Seller) a valid and perfected ownership of or first priority perfected security interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Agent’s (on behalf of the Purchasers) ownership or security interest in the Receivables, the Related Security and the Collections.

(k) Jurisdiction of Organization; Places of Business and Locations of Records. The principal places of business, jurisdiction of organization and chief executive office of such Seller Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which Agent and each Purchaser Agent have been notified in accordance with Section 7.2(a) in jurisdictions where all action required by Section
7.1(h) and/or Section 14.4(a) has been taken and completed. Such Seller party’s organizational number assigned to it by its jurisdiction of organization and such Seller Party’s Federal Employer Identification Number are correctly set forth on Exhibit III. Except as set forth on Exhibit III, such Seller Party has not, since the date occurring five years prior to the Closing Date, (i) changed the location of its principal place of business or chief executive office or its organizational structure, (ii) changed its legal name, (iii) become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC in effect in the State of Delaware) or (iv) changed its jurisdiction of organization. Seller is a Delaware limited liability company and is a “registered organization” (within the meaning of Section 9-102 of the UCC in effect in the State of Delaware).

(l) Collections. To the best of such Seller Party’s knowledge, the conditions and requirements set forth in Section 7.1(h) and Section 8.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts at each Collection Bank and the post office box number of each Lock-Box are listed on Exhibit IV. Seller has not granted any Person, other than Agent as contemplated by this Agreement, dominion and control or “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account, or the right to take dominion and control or “control” (within the meaning of Section 9-
104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event. The Agent has “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over all Collection Accounts. No funds other than (i) the proceeds of Receivables and (ii) Gas Collections, are deposited to the Collection Accounts.

(m) Servicing Programs. No license or approval is required for the use of any software or other computer program used by CNE, any Originator or any sub-servicer in the

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servicing of the Receivables, other than those which have been obtained and are in full force and effect.

(n) Material Adverse Effect. Since the date of ExGen’s most recent annual report on form 10-K filed under the Exchange Act, no event has occurred that could reasonably be expected to have a Material Adverse Effect.

(o) Names. In the past five (5) years, Seller has not used any corporate or other names, trade names or assumed names other than the name in which it has executed this Agreement.

(p) Ownership of Seller. CNE owns, directly, 100% of the issued and outstanding membership units of Seller, free and clear of any Adverse Claim. Such membership units are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire Capital Stock of Seller.

(q) Solvent. Seller is Solvent.

(r) Opinions. The facts regarding each CNE Party, the Receivables, the Related Security, the transactions contemplated by the Transaction Documents and the related matters set forth or assumed in each of the true sale and non-consolidation opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects.

(s) Not an Investment Company. Such Seller Party is not and, after giving effect to the transactions contemplated hereby, will not be required to be registered as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any successor statute. Seller is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder (the “Volcker Rule”). In determining that Seller is not a “covered fund” under the Volcker Rule, Seller is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5)(A) or (B) of the Investment Company Act and may also rely on other exemptions under the Investment Company Act.

(t) Ordinary Course of Business. Each remittance of Collections by or on behalf of Seller pursuant to the Transaction Documents and any related accounts of amounts owing hereunder in respect of the Purchases will have been (i) in payment of a debt incurred by Seller in the ordinary course of business or financial affairs of Seller and (ii) made in the ordinary course of business or financial affairs of Seller.

(u) Tax Status. Seller has (i) timely filed all federal and other material tax returns required to be filed by it and (ii) paid, or caused to be paid, all federal and other material taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP and as to which no Adverse Claim exits.

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(v) Disregarded Entity. Seller is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a United States person.

(w) Compliance with Law. Such Seller Party has complied in all respects with all Applicable Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, in each case, except where such contravention or violation, as applicable, could not reasonably be expected to have a Material Adverse Effect.

(x) Compliance with Credit and Collection Policy. Such Seller Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy.

(y) Payments to Originators. With respect to each Receivable transferred to Seller under the Receivables Sale Agreement, Seller has given reasonably equivalent value to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Federal Bankruptcy Code.

(z) Enforceability of Contracts. To the best of such Seller Party’s knowledge, each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(aa) Eligible Receivables. Each Receivable included in the Net Receivable Pool Balance as an Eligible Receivable on the date of any Purchase or on the date of any Monthly Report or Weekly Report was an Eligible Receivable on such date.

(bb) Capital Coverage Deficit. Seller has determined that, immediately after giving effect to each Purchase hereunder (including the initial Purchase on the date hereof), that no Capital Coverage Deficit exists at such time.

(cc) Accounting. The manner in which such Seller Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the true sale analysis.

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(dd) No Amortization Event. No event has occurred and is continuing and no condition exists, or would result from any Purchase or from the application of proceeds therefrom, that constitutes or may reasonably be expected to constitute an Amortization Event or Potential Amortization Event.

(ee) Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. None of (a) the Seller Parties or any of their respective Subsidiaries, directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the facility established hereby is a Sanctioned Person, (b) the Seller Parties nor any of their respective Subsidiaries is organized or resident in a Sanctioned Country, and (c) the Seller Parties has violated, been found in violation of or is under investigation by any governmental authority for possible violation of any Anti-Corruption Laws, Anti-Terrorism Laws or of any Sanctions. No proceeds received by any Seller Party or any of their respective Subsidiaries in connection with any Purchase will be used in any manner that will violate Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions.

(ff) Policies and Procedures. Policies and procedures have been implemented and maintained by or on behalf of each of the Seller Parties that are designed to achieve compliance by the Seller Parties and their respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions, and the Seller Parties and their respective Subsidiaries, officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the facility established hereby, are in compliance with Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.

(gg) Beneficial Ownership Rule. The Seller is an entity that is organized under the laws of the United States or of any State and at least 51 percent of whose common stock or analogous equity interest is directly or indirectly owned by a Person whose common stock or analogous equity interests are listed on the New York Stock Exchange or the American Stock Exchange or have been designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange and is excluded on that basis from the definition of Legal Entity Customer as defined in the Beneficial Ownership Rule.

(hh) No Linked Accounts. There are no “Linked Accounts” (as defined in the applicable Collection Account Agreement) with respect to any Collection Account maintained at any Collection Bank.

ARTICLE VI
CONDITIONS OF PURCHASES
Section 6.1 Closing Date; Conditions Precedent to Initial Purchase. This Agreement shall become effective on the date hereof (the “Closing Date”), or such late date as all of the conditions in this Section 6.1 have been satisfied. The initial Purchase under this Agreement (and the occurrence of the Closing Date) is subject to the conditions precedent that (a) Agent and each Purchaser Agent shall have received on or before the date of such Purchase each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit XII hereto, in each case, in form and substance reasonably acceptable to the Agent, (b) Agent,

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each Purchaser Agent and each Purchaser shall have received all fees and expenses required to be paid on or prior to such date pursuant to the terms of this Agreement and/or any Fee Letter, (c) Seller shall have marked its master data processing records and other books and records relating to the Asset Portfolio with a legend, acceptable to Agent, describing the Asset Portfolio, (d) Agent and each Purchaser Agent shall have completed to its satisfaction a due diligence review of each Originator’s and Seller’s billing, collection and reporting systems and other items related to the Receivables and (e) each of the Purchasers shall have received the approval of its credit committee of the transactions contemplated hereby.

Section 6.2 Conditions Precedent to All Purchases. Each Incremental Purchase (including the initial Incremental Purchase) and Reinvestment shall be subject to the further conditions precedent that:

(a) in the case of each Incremental Purchase, Servicer shall have delivered to Agent and each Purchaser Agent on or prior to the date of such Incremental Purchase, in form and substance satisfactory to Agent and each Purchaser Agent, all Monthly Reports and Weekly Reports as and when due under Section 8.5;

(b) in the case of each Incremental Purchase, Agent and each Purchaser Agent shall have received a duly executed Purchase Notice and such other approvals, opinions or documents as Agent or any Purchaser Agent may reasonably request;

(c) in the case of each Reinvestment, after giving effect to such Reinvestment, the Servicer shall be holding in trust for the benefit of the Purchasers an amount of Collections sufficient to pay the sum of (i) all accrued and unpaid Servicing Fees, CP Costs, Financial Institution Yield, Broken Funding Costs and all other unpaid fees under any Fee Letter, in each case, through the date of such Reinvestment, (ii) the amount by which the Aggregate Capital exceeds the result of (x) the Net Receivable Pool Balance, minus (y) the Required Reserve and (iii) the amount of all other accrued and unpaid Obligations through the date of such Reinvestment; and

(d) on the date of such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Purchase shall be deemed a representation and warranty by Seller that such statements are then true):

(i) the representations and warranties set forth in Section 5.1 are true and correct on and as of the date of such Purchase as though made on and as of such date;

(ii) no event has occurred and is continuing, or would result from such Purchase, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Purchase, that would constitute a Potential Amortization Event;

(iii) the Aggregate Capital does not exceed the Purchase Limit and no Capital Coverage Deficit exists, in each case, both immediately before and after giving effect to such Purchase; and

(iv) the Facility Termination Date shall not have occurred.

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ARTICLE VII

COVENANTS

Section 7.1 Affirmative Covenants of The Seller Parties. Until the Final Payout Date, each Seller Party hereby covenants, as to itself, as set forth below:

(a) Financial Reporting. Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to Agent and each Purchaser Agent:

(i) Annual Reporting. Within 105 days after the close of each of ExGen’s fiscal years, an audit report (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) certified by independent certified public accountants reasonably acceptable to the Agent, prepared in accordance with GAAP on a consolidated basis for ExGen and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss statements, and a statement of cash flows.

(ii) Quarterly Reporting. Within 60 days after the close of each of the first three quarterly periods of each fiscal year, for ExGen and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated unaudited profit and loss statements and a consolidated unaudited statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter.

(iii) Financial Statements of Seller. (i) As soon as available and in any event within 75 days after the end of each of the first three (3) fiscal quarters of Seller, copies of the unaudited income statement and balance sheet of Seller with respect to such quarter, prepared in conformity with GAAP, duly certified by an Authorized Officer of Seller with respect to such quarter and (ii) as soon as available and in any event within
120 days after the end of the fiscal year of Seller, copies of the unaudited annual income statement and balance sheet of Seller, prepared in conformity with GAAP, duly certified by an Authorized Officer of Seller with respect to such fiscal year.

(iv) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by such Seller Party’s Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

(v) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements so furnished.

(vi) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which ExGen, Performance Guarantor, Seller, any Originator or any of their respective Subsidiaries files with the Securities and Exchange Commission.

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(vii) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Agent, any Purchaser Agent (so long as Agent is copied on such communication) or any Purchaser (so long as each other Purchaser is copied on such communication), copies of the same.

(viii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment is material or otherwise would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting Agent’s and each Purchaser Agent’s consent thereto.

(ix) Notices under Receivables Sale Agreement. Promptly upon its receipt of any notice received or delivered pursuant to any provision of the Receivables Sale Agreement, copies of the same.

(x) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as Agent or any Purchaser Agent may from time to time reasonably request in order to protect the interests of Agent and the Purchasers under or as contemplated by this Agreement.

Any document readily available on-line through the “Electronic Data Gathering Analysis and Retrieval” system (or any successor system thereof) maintained by the Securities and Exchange Commission (or any succeeding Governmental Authority), shall be deemed to have been furnished to the Agent and each Purchaser Agent for purposes of this Section 7.1(a) when the Seller sends to the Agent and each Purchaser Agent notice (which may be by electronic mail) that such documents are so available.

(b) Notices. Such Seller Party will notify Agent and each Purchaser Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

(i) Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

(ii) [Reserved].

(iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

(iv) Termination Date. The occurrence of the “Purchase Termination Date” or any “Purchase Termination Event” under and as defined in the Receivables Sale Agreement.

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(v) [Reserved].

(vi) Downgrade. The downgrade in the rating of any Indebtedness of the Performance Guarantor by S&P or Moody’s, setting forth the Indebtedness affected and the nature of such change.

(vii) Appointment of Independent Director. The decision to appoint a new governor of Seller as the “Independent Director” for purposes of this Agreement, such notice to be issued not less than ten (10) days prior to the effective date of such appointment and to certify that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director.”

(c) Compliance with Laws and Preservation of Existence. Such Seller Party will comply in all respects with all Applicable Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain any such rights, franchises or privileges or to so qualify could not reasonably be expected to have a Material Adverse Effect.

(d) Audits. Such Seller Party will furnish to Agent from time to time such information with respect to it and the Receivables as Agent may reasonably request (for itself or on behalf of any Purchaser Agent). Such Seller Party will, from time to time during regular business hours as requested by Agent, but not more than once quarterly (unless an Amortization Event or Potential Amortization Event has occurred and is continuing), upon reasonable notice and at the sole cost of such Seller Party, permit Agent or any of its respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts or forms thereof, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Receivables and the Related Security or any Person’s performance under any of the Transaction Documents or any Person’s performance under the Contracts and, in each case, with any of the officers or employees of Seller or Servicer having knowledge of such matters. Without limiting the foregoing, such Seller Party will, annually and prior to any Financial Institution renewing its Commitment hereunder, during regular business hours as reasonably requested by Agent upon reasonable notice and at the sole cost of such Seller Party, permit Agent or any of its respective agents or representatives, to conduct a follow-up audit. Any non-public information (which has been identified as such by such Seller Party) obtained by Agent or any of its agents or representatives pursuant to this Section 7.1(d) shall be treated confidentially by such Person in accordance with Section 14.5(b).

(e) Keeping and Marking of Records and Books.

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(i) Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable) and the identification and segregation of Excluded Receivables and Gas Receivables (including, without limitation, records adequate to permit the immediate identification of each new Excluded Receivable and Gas Receivable and all collections of each existing Excluded Receivable and Gas Receivable). Servicer will give Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

(ii) Such Seller Party has on or prior to the Closing Date, marked its master data processing records and other books and records relating to the Asset Portfolio with a legend, acceptable to Agent, describing the Asset Portfolio.

(f) Compliance with Contracts and Credit and Collection Policy. Such Seller Party will timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

(g) Performance and Enforcement of Receivables Sale Agreement. Seller will, and will require each Originator to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

(h) Ownership. Seller will take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as Agent may reasonably request), and (ii) establish and maintain, in favor of Agent, for the benefit of the Purchasers, a valid and perfected ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Agent’s (for the benefit

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of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Agent for the benefit of the Purchasers as Agent may reasonably request).

(i) Purchasers’ Reliance. Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller’s identity as a legal entity that is separate from Servicer, the Originators and their respective Affiliates. Therefore, from and after the Closing Date, Seller will take all reasonable steps, including, without limitation, all steps that Agent, any Purchaser Agent or any Purchaser may from time to time reasonably request, to maintain Seller’s identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of each Seller Party and not just a division of any Seller Party. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:

(i) conduct its own business in its own name;

(ii) have a separate area from the Servicer and each Originator for its business (which may be located at the same address as such entities) and to the extent that any other such entity has offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses;

(iii) have a separate stationery in its own name;

(iv) conduct all transactions with each CNE Party and Servicer and their respective Affiliates strictly on an arm’s-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Seller and any CNE Party or any Affiliate thereof on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

(v) at all times have a Board of Directors consisting of at least three members, at least one member of which is an Independent Director;

(vi) observe all limited liability company formalities as a distinct entity, and ensure that all limited liability company actions relating to (1) the selection, maintenance or replacement of the Independent Director, (2) the dissolution or liquidation of Seller or (3) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

(vii) maintain Seller’s books and records separate from those of each CNE Party and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any CNE Party and any Affiliate thereof;

(viii) prepare its financial statements separately from those of each CNE Party and insure that any consolidated financial statements of any CNE Party or any

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Affiliate thereof that include Seller, including any that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Seller is a separate legal entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;

(ix) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of any CNE Party or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Seller alone (or Servicer in the performance of its duties hereunder) is the account party and from which Seller alone (or Servicer in the performance of its duties hereunder or Agent hereunder) has the power to make withdrawals;

(x) pay all of Seller’s operating expenses from Seller’s own assets (except for certain payments by any CNE Party or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

(xi) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guarantee, assume or suffer to exist any Indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the Originators thereunder for the purchase of Receivables from the Originators under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

(xii) maintain its certificate of formation and operating agreement in conformity with this Agreement, such that (1) it does not amend, restate, supplement or otherwise modify its certificate of formation or operating agreement in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement; and (2) its certificate of formation and operating agreement, at all times that this Agreement is in effect, provides for not less than ten (10) days’ prior written notice to Agent of the replacement or appointment of any director that is to serve as an Independent Director for purposes of this Agreement and the condition precedent to giving effect to such replacement or appointment that Seller certify that the designated Person satisfied the criteria set forth in the definition herein of “Independent Director” and Agent’s written acknowledgement that in its reasonable judgment the designated Person satisfies the criteria set forth in the definition herein of “Independent Director”;

(xiii) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement, the Performance Guaranty and the other Transaction Documents, such that it does not amend, restate, supplement, cancel, terminate or

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otherwise modify the Receivables Sale Agreement, the Performance Guaranty or any other Transaction Document, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement, the Performance Guaranty, or any other Transaction Document, or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of Agent and the Required Purchasers;

(xiv) maintain its legal separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary;

(xv) pay to the appropriate Affiliate the marginal increase or, in the absence of such increase, the market amount of its portion of the premium payable with respect to any insurance policy that covers the Seller and any of its Affiliates;

(xvi) undertake any division of its rights, asset, obligations, or liabilities pursuant to a plan of division or otherwise pursuant to Applicable Law; and

(xvii) maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of membership units or payment of any subordinated Indebtedness or other liabilities which would cause the Required Capital Amount to cease to be so maintained.

(j) Collections. Such Seller Party will cause (1) all ACH Receipts to be deposited immediately to a Collection Account and all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to any Seller Party, such Seller Party will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within one (1) Business Day following receipt thereof, and, at all times prior to such remittance, such Seller Party will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Agent and the Purchasers. Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control or establish “control” (within the meaning of Section
9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Agent as contemplated by this Agreement. With respect to each Collection Account, each Seller Party shall take all steps necessary to ensure that Agent has “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over each such Collection Account. Each Seller Party will ensure that no disbursements are made from any Collection Account, other than disbursements that are made at the direction and for the account of the Seller.

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(k) Taxes. Such Seller Party will file all tax returns and reports required by law to be filed and will remit all Taxes and governmental charges due and payable by it, including in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Conduit, Agent or any Financial Institution.

(l) Disregarded Entity. Seller shall at all relevant times be a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a United States person.

(m) [Reserved].

(n) Payments to Originators. With respect to any Receivable purchased by Seller from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable.

(o) Federal Assignment of Claims Act; Etc. If requested by the Agent following the occurrence of an Amortization Event, prepare and make any filings under the Federal Assignment of Claims Act (or any other similar Applicable Law) with respect to Government Receivables, that are necessary or desirable in order for the Agent to enforce such Government Receivable against the Obligor thereof.

(p) Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. Such Seller Party will cause policies and procedures to be maintained and enforced by or on behalf of such Seller Party that are designed to promote and achieve compliance, by the Seller Parties and each of their Subsidiaries and their respective directors, officers, employees and agents with Anti- Corruption Laws, Anti-Terrorism Laws and Sanctions.

(q) Beneficial Ownership Rule. Promptly following any change that would result in a change to the status of the Seller as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, the Seller shall execute and deliver to the Agent a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Agent.

(r) Commingling. Such Seller Party will ensure that for each calendar month, that no more than 15.0% of the aggregate amount of all funds deposited into the Collection Accounts during such calendar month constitute Gas Collections. On and after the occurrence of the Post-Closing Date, such Seller Party shall use commercially reasonable effort to ensure that Gas Collections are not deposited into the Collection Accounts.

Section 7.2 Negative Covenants of The Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

(a) Name Change, Offices and Records. Such Seller Party will not change its name, jurisdiction of organization, identity or organizational structure (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions) or relocate its chief

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executive office, principal place of business or any office where Records are kept unless it shall have: (i) given Agent and each Purchaser Agent at least forty-five (45) days’ prior written notice thereof and (ii) delivered to Agent all financing statements, instruments, opinions and other documents requested by Agent and each Purchaser Agent in connection with such change or relocation; provided, however, that the Seller shall not change its name, jurisdiction of organization, identity or organizational structure without the prior written consent of the Agent.

(b) Change in Payment Instructions to Obligors. Except as may be required by Agent pursuant to Section 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Agent has consented thereto in writing and Agent and each Purchaser Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account. On the Final Payout Date, promptly following written request from a Seller Party to Agent, Agent shall consent in writing to the termination of all Collection Account Agreements.

(c) Modifications to Contracts and Credit and Collection Policy. Such Seller Party will not make any change to the Credit and Collection Policy that is material or otherwise could adversely affect the collectability of the Receivables or decrease the credit quality of any newly created Receivables, in any case, without the prior written consent of the Agent and each Purchaser Agent. Servicer will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto, other than in accordance with the Credit and Collection Policy and only so long as such modification is in compliance with Section 8.2(d).

(d) Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Agent and the Purchasers provided for herein), and Seller will defend the right, title and interest of Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or any Originator. Seller will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, the financing or lease of which gives rise to any Receivable.

(e) Capital Coverage Deficit. At no time prior to the Final Payout Date shall Seller permit a Capital Coverage Deficit to exist at such time.

(f) Termination Date Determination. Seller will not designate the Purchase Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to

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any Originator in respect thereof, without the prior written consent of Agent and each Purchaser Agent.

(g) Restricted Junior Payments. Seller will not make any Restricted Junior Payment using funds other than such funds as have been remitted to Seller in accordance with Article II.

(h) Collections. No Seller Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Collection Account cash or cash proceeds other than Collections and Gas Collections. Except as may be required by Agent pursuant to the last sentence of Section 8.2(b), no Seller Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Collection Account Agreement.

(i) Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. No Seller Party will request any Purchase, and shall procure that its respective Subsidiaries, directors, officers, employees and agents shall not use, the proceeds of any Purchase (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Terrorism Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any Person under any applicable Sanctions or result in the violation of any Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions.

(j) Evading and Avoiding. No Seller Party will engage in, or permit any of its Subsidiaries or any director, officer, employee, agent or other Person acting on behalf of such Seller Party or any of its Subsidiaries in any capacity in connection with or directly benefitting from the Agreement to engage in, or to conspire to engage in, any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.

(k) Linked Accounts. The Seller Parties shall not permit any Linked Account to exist with respect to any Collection Account.

ARTICLE VIII
ADMINISTRATION AND COLLECTION
Section 8.1 Designation of Servicer. (a) The servicing, administration and collection of the Receivables on behalf of Agent and the Purchasers shall be conducted by such Person (the “Servicer”) so designated from time to time in accordance with this Section 8.1. CNE is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer for Agent and the Purchasers pursuant to the terms of this Agreement. Agent (on behalf of the Purchasers) may, and at the direction of the Required Purchasers shall, at any time following the occurrence of an Amortization Event designate as Servicer any Person to succeed CNE or any successor Servicer.

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(b) Without the prior written consent of Agent and the Required Purchasers, CNE shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person.

(c) Notwithstanding the foregoing subsection (b), (i) CNE shall be and remain primarily liable to Agent, the Purchaser Agents and the Purchasers for the full and prompt performance of all duties and responsibilities of Servicer hereunder and (ii) Agent, the Purchaser Agents and the Purchasers shall be entitled to deal exclusively with CNE in matters relating to the discharge by Servicer of its duties and responsibilities hereunder.

Section 8.2 Duties of Servicer. (a) Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with Applicable Laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

(b) Servicer will instruct all Obligors to pay all Collections either (i) directly to a Collection Account by means of an automatic electronic funds transfer, wire transfer or otherwise or (ii) directly to a Lock-Box. Servicer shall cause any payments made by means of automatic electronic funds transfer to be deposited directly into a Collection Account from each Obligor’s relevant account. Servicer shall effect a Collection Account Agreement with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date Agent delivers a Collection Notice to any Collection Bank pursuant to Section 8.3, Agent may request that Servicer, and Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new lock- box or depositary account specified by Agent.

(c) Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. Servicer shall set aside and hold in trust for the benefit of the Purchasers, the Collections in accordance with Article II. Servicer shall, upon the request of Agent, segregate, in a manner acceptable to Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of Servicer or Seller prior to the remittance thereof in accordance with Article II. If Servicer shall be required to segregate Collections pursuant to the preceding sentence, Servicer shall segregate and deposit with a bank designated by Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

(d) Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as Servicer determines to be appropriate (i) to maximize Collections thereof, (ii) as required under Applicable Law or (iii) in connection with the COVID-19 Emergency; provided, however, that such extension or adjustment shall not (x) alter the status of such Receivable as a Delinquent Government Receivable or Defaulted Receivable and for purposes of determining if such Receivable is a Delinquent Government Receivable or Defaulted Receivable, the original due

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date for such Receivable shall continue to apply or (y) limit the rights of Agent, the Purchaser Agents or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, Agent shall have the absolute and unlimited right to direct Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

(e) Servicer shall hold in trust for Agent on behalf of the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables. Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.

(f) Any payment by an Obligor in respect of any Indebtedness or other liability owed by it to the applicable Originator or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

Section 8.3 Collection Notices. Agent is authorized at any time after the occurrence of an Amortization Event to date and to deliver to the Collection Banks the Collection Notices. Seller hereby transfers to Agent for the benefit of the Purchasers, effective when Agent delivers such notices, the dominion and control and “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of each Lock-Box, each Collection Account and the amounts on deposit therein. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes Agent, and agrees that Agent shall be entitled to (i) endorse Seller’s name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of Agent rather than Seller.

Section 8.4 Responsibilities of Seller. Anything herein to the contrary notwithstanding, the exercise by Agent, the Purchaser Agents and the Purchasers of their rights hereunder shall not release Servicer, any Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

Section 8.5 Reports.

(a) Servicer shall prepare and forward to Agent and each Purchaser Agent (i) three Business Days prior to each Settlement Date and at such times as Agent or any Purchaser Agent shall request, a Monthly Report and (ii) at such times as Agent or any Purchaser Agent

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shall request, a listing by Obligor of all Receivables together with an aging of such Receivables. Unless otherwise requested by Agent or any Purchaser Agent, all computations in such Monthly Report shall be made as of the close of business on the last day of the Accrual Period preceding the date on which such Monthly Report is delivered.

(b) If a Level II Ratings Event has occurred and is continuing, Servicer shall prepare and forward to Agent and each Purchaser Agent, a Weekly Report no later than the second Business Day of each calendar week. Unless otherwise requested by Agent or any Purchaser Agent, all computations in such Weekly Report shall be made as of the close of business on the last Business Day of the prior calendar week.

Section 8.6 Servicing Fees. In consideration of CNE’s agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as CNE shall continue to perform as Servicer hereunder, CNE shall be paid a fee (the “Servicing Fee“) in accordance with the priority of payments set forth in Sections 2.2(b) and 2.3, as applicable, on the 19th calendar day of each month (or, if such day is not a Business Day, then the next Business Day thereafter), in arrears for the immediately preceding Fiscal Month, equal to the Servicing Fee Rate of the average Net Receivable Pool Balance during such period, as compensation for its servicing activities.

ARTICLE IX
AMORTIZATION EVENTS
Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an “Amortization Event”:

(a) Any of the following events shall occur: (i) any CNE Party shall fail to make any payment or deposit or transfer any monies to be made by it hereunder or under any other Transaction Document as and when due and such failure is not remedied within two (2) Business Days after written notice to, or knowledge thereof by, any CNE Party or (ii) the Servicer shall breach Section 8.5 and such failure shall remain unremedied for three (3) Business Days.

(b) A Capital Coverage Deficit shall occur, and shall not have been cured within three (3) Business Days.

(c) Any CNE Party shall fail to perform or observe any term, covenant or agreement as and when required hereunder or under any other Transaction Document to which it is a party (other than as referred to in clause (a) above or as otherwise separately provided for in this Section 9.1) and such failure, solely to the extent capable of cure, shall continue unremedied for fifteen (15) Business Days after written notice to, or knowledge thereof by, any CNE Party.

(d) Any representation or warranty made or deemed to be made by any CNE Party under or in connection with any Transaction Document shall prove to have been false or incorrect in any material respect when made or deemed to be made, and, if capable of cure, such representation or warranty shall continue to be false or incorrect for ten (10) Business Days after written notice to, or knowledge thereof by, any CNE Party.

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(e) Any CNE Party shall fail to pay any principal of or premium or interest on any Indebtedness that is outstanding in a principal amount in excess of $100,000,000 in the aggregate (but excluding Indebtedness hereunder and Nonrecourse Indebtedness) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

(f) (i) Any CNE Party shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) an Event of Bankruptcy shall have occurred with respect to any CNE Party; or (iii) any CNE Party or any parent thereof shall take any corporate or other action to authorize any Event of Bankruptcy with respect to any CNE Party.

(g) As at the end of any Fiscal Month (such date, the “Determination Date”):

(i) the average for three consecutive Fiscal Months of the Days Sales Outstanding shall exceed (A) if such Determination Date is during the Interim Period, 75.0 days and (B) otherwise, 60.0 days,

(ii) the average for three consecutive Fiscal Months of the Default Ratio shall exceed (A) if such Determination Date is during the Interim Period, 12.0% and (B) otherwise, 7.0%, or

(iii) the average for three consecutive Fiscal Months of the Dilution Ratio shall exceed (A) if such Determination Date is during the Interim Period, 2.5% and (B) otherwise, 1.5%.

(h) A Change of Control shall occur.

(i) (i) One or more judgments for the payment of money shall be entered against Seller or (ii) one or more judgments or orders for the payment of money in an aggregate amount exceeding $100,000,000 (excluding any such judgments or orders to the extent covered by insurance, subject to any customary deductible, and under which the applicable insurance carrier has not denied coverage) shall be rendered against any CNE Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

(j) The “Purchase Termination Date” or any “Purchase Termination Event” under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the

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Receivables Sale Agreement; or Seller shall for any reason cease to purchase, or cease to have the legal capacity to purchase, or otherwise be incapable of accepting Receivables from any Originator under the Receivables Sale Agreement.

(k) Either (i) any Transaction Document shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the applicable CNE Party or (ii) any CNE Party shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

(l) Agent for the benefit of the Purchasers shall cease to have a valid and perfected ownership or first priority perfected security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts.

(m) [Reserved].

(n) Either (i) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of any Originator or the Seller or (ii) the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 303(k) or Section 4068 of ERISA with regard to any of the assets of any Originator or the Seller.

(o) (i) the occurrence of a Reportable Event; (ii) the adoption of an amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 206 of ERISA; (iii) the existence with respect to any Multiemployer Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iv) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA with respect to any Plan (v) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of any CNE Party or any of their respective ERISA Affiliates from any Multiemployer Plan; (vi) the receipt by any CNE Party or any of their respective ERISA Affiliates from the PBGC or any plan administrator of any notice relating to the intention to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan or Multiemployer Plan; (vii) the receipt by any CNE Party or any of their respective ERISA Affiliates of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA; (viii) the occurrence of a prohibited transaction with respect to any CNE Party or any of their respective ERISA Affiliates (pursuant to Section 4975 of the Code); (ix) the occurrence or existence of any other similar event or condition with respect to a Plan or a Multiemployer Plan, with respect to each of clause (i) through (ix), either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(p) Performance Guarantor shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Guaranty and such failure, solely to the extent capable of cure, shall continue unremedied for two (2) Business Days after written notice to, or knowledge thereof by, any CNE Party, or the Performance Guaranty shall cease to be effective or to be the legally valid, binding and enforceable obligation of

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Performance Guarantor, or Performance Guarantor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

(q) Any Person shall be appointed as an Independent Director of Seller without prior notice thereof having been given to Agent in accordance with Section 7.1(b)(vii) or without the written acknowledgement by Agent that such Person conforms, to the satisfaction of Agent, with the criteria set forth in the definition herein of “Independent Director.”

(r) Seller shall fail to pay in full all of its Obligations to Agent and the Purchasers hereunder and under each other Transaction Document on or prior to the Obligations Final Due Date.

Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, Agent may, or upon the direction of the Required Purchasers shall, take any of the following actions: (i) replace the Person then acting as Servicer with any Person other than a direct competitor of ExGen or CNE or any of their respective Subsidiaries, (ii) declare the Facility Termination Date to have occurred, whereupon the Facility Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of an Amortization Event described in Section 9.1(f), or of an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code or under any other applicable bankruptcy, insolvency, arrangement, moratorium or similar laws of any other jurisdiction (foreign or domestic), the Facility Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (iii) to the fullest extent permitted by Applicable Law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Banks and (v) notify Obligors of the Purchasers’ interest in the Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of Agent, the Purchaser Agents and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

ARTICLE X
INDEMNIFICATION
Section 10.1 Indemnities by the Seller. Without limiting any other rights that Agent, any Purchaser Agent, any Funding Source, any Purchaser or any of their respective Affiliates may have hereunder or under Applicable Law, Seller hereby agrees to indemnify (and pay upon demand to) Agent, each Purchaser Agent, each Funding Source, each Purchaser and their respective Affiliates, successors, assigns, officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of any Indemnified Party) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement, or the use of the proceeds of any Purchase

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hereunder, or the acquisition, funding or ownership either directly or indirectly, by any Indemnified Party of an interest in the Asset Portfolio, Receivables, or any Receivable or any Contract or any Related Security, or any action or inaction of any Seller Party, excluding, however:

(x) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification; or

(y) Indemnified Taxes pursuant to Section 1.5 (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim);

provided, however, that nothing contained in this sentence shall limit the liability of Seller or limit the recourse of the Purchasers to the Seller for amounts otherwise specifically provided to be paid by Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller) relating to or resulting from:

(i) any representation or warranty made by Seller (or any officers thereof) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

(ii) the failure by Seller to comply with any Applicable Law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such Applicable Law, rule or regulation;

(iii) any failure of Seller to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

(iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance, electricity or other services that are the subject of any Contract or any Receivable;

(v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of electricity or other service related to such Receivable or the furnishing or failure to furnish such electricity or other services;

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(vi) the commingling of Collections of Receivables at any time with other funds (including collections of Excluded Receivables and Gas Collections);

(vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of a Purchase, the ownership of the Asset Portfolio (or any portion thereof) or any other investigation, litigation or proceeding relating to Seller, Servicer or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

(viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

(ix) any Amortization Event described in Section 9.1(f);

(x) any failure of Seller to acquire and maintain legal and equitable title to, and ownership of, any Receivable and the Related Security and Collections with respect thereto from any Originator, free and clear of any Adverse Claim; or any failure of Seller to give reasonably equivalent value to any Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

(xi) any failure to vest and maintain vested in Agent for the benefit of the Purchasers, or to transfer to Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, or a valid and perfected first priority security interest in, the Asset Portfolio, free and clear of any Adverse Claim;

(xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Purchase or at any subsequent time;

(xiii) any action or omission by Seller which reduces or impairs the rights of Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

(xiv) any setoff with respect to any Receivable;

(xv) any attempt by any Person to void any Purchase under statutory provisions or common law or equitable action;

(xvi) the failure or delay to provide any Obligor with an invoice or other evidence of indebtedness;

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(xvii) the failure by the Seller to pay when due any energy surcharges or other governmental charges payable by the Seller in connection with the Receivables or the Transaction Documents;

(xviii) any amounts payable by the Agent to a Collection Bank under any Collection Account Agreement;

(xix) the existence of any “Linked Account” (as defined in the applicable Collection Account Agreement) with respect to any Collection Account (including any such “Linked Account” permitted hereunder) and any debit from or other charge against any Collection Account as a result of any “Settlement Item” (as defined in the applicable Collection Account Agreement) that originated in any account other than a Collection Account;

(xx) the failure of any Receivable included in the calculation of the Net Receivable Pool Balance as an Eligible Receivable to be an Eligible Receivable at the time so included;

(xxi) the failure of any Collections to be remitted directly from a Utility Account to a Collection Account; and

(xxii) any civil penalty or fine assessed by OFAC or any other governmental authority administering any Anti-Terrorism Law, Anti-Corruption Law or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnified Party in connection with the Transaction Documents as a result of any action of the Seller or any of its respective Affiliates.

Section 10.2 Indemnities by the Servicer. Without limiting any other rights that Agent, any Purchaser Agent, any Funding Source, any Purchaser or any of their respective Affiliates may have hereunder or under Applicable Law, Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party from and against any Indemnified Amounts awarded against or incurred by any of them, arising out of or resulting from (whether directly or indirectly): (a) the failure of any information contained in any Monthly Report or Weekly Report, as of the date such Monthly Report or Weekly Report is delivered pursuant to Section 8.5 to be true and correct, or the failure of any other information provided to such Indemnified Party by, or on behalf of, the Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer under or in connection with this Agreement or any other Transaction Document to which it is a party, to have been true and correct as of the date made or deemed made, (c) the failure by the Servicer to comply with any Applicable Law, rule or regulation with respect to any Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Asset Portfolio resulting from or related to the collection activities with respect to such Receivable, (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof or any other Transaction Document to which it is a party, (f) the commingling of Collections of Receivables at any time with other funds (including collections of Excluded Receivables and Gas Collections), (g) any amounts payable by the Agent

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to a Collection Bank under any Collection Account Agreement, (h) the existence of any “Linked Account” (as defined in the applicable Collection Account Agreement) with respect to any Collection Account (including any such “Linked Account” permitted hereunder) and any debit from or other charge against any Collection Account as a result of any “Settlement Item” (as defined in the applicable Collection Account Agreement) that originated in any account other than a Collection Account, (i) any civil penalty or fine assessed by OFAC or any other governmental authority administering any Anti-Terrorism Law, Anti-Corruption Law or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnified Party in connection with the Transaction Documents as a result of any action of the Seller or any of its respective Affiliates, (j) the failure of any Collections to be remitted directly from a Utility Account to a Collection Account or (k) any breach of the covenants of Section 7.1(l); excluding, however:

(x) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

(y) Indemnified Taxes pursuant to Section 1.5 (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim); or

(z) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor.

Section 10.3 Increased Cost and Reduced Return. (a) If any Regulatory Change (i) subjects any Purchaser or any Funding Source to any charge or withholding on or with respect to any Funding Agreement or this Agreement or a Purchaser’s or Funding Source’s obligations under a Funding Agreement or this Agreement, or on or with respect to the Receivables, or subjects any Indemnified Party to any Taxes or changes the basis of taxation of payments to any Purchaser or any Funding Source of any amounts payable under any Funding Agreement or this Agreement (except in each case for (A) Indemnified Taxes, (B) Taxes described in clauses (iii) or (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) or (ii) imposes, modifies or deems applicable any reserve, assessment, fee, tax, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or liabilities of a Funding Source or a Purchaser, or credit extended by a Funding Source or a Purchaser pursuant to a Funding Agreement or this Agreement or (iii) imposes any other condition the result of which is to increase the cost to a Funding Source or a Purchaser of performing its obligations under a Funding Agreement or this Agreement, or to reduce the rate of return on a Funding Source’s or Purchaser’s capital as a consequence of its obligations under a Funding Agreement or this Agreement, or to reduce the amount of any sum received or receivable by a Funding Source or a Purchaser under a Funding Agreement or this Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by Agent, Seller shall pay to Agent, for the benefit of the relevant Funding Source or Purchaser, such amounts charged to such Funding Source or Purchaser or such amounts to

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otherwise compensate such Funding Source or such Purchaser for such increased cost or such reduction.

(b) A certificate of the applicable Purchaser or Funding Source setting forth the amount or amounts necessary to compensate such Purchaser or Funding Source pursuant to paragraph (a) of this Section 10.2 shall be delivered to Seller and shall be conclusive absent manifest error.

Section 10.4 Other Costs and Expenses. Seller shall reimburse Agent, each Purchaser Agent and each Conduit on demand for all costs and out-of-pocket expenses in connection with the preparation, negotiation, arrangement, execution, delivery, enforcement and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of any Conduit’s auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for any Conduit, any Purchaser Agent and/or Agent (which such counsel may be employees of any Conduit, any Purchaser Agent or Agent) with respect thereto and with respect to advising any Conduit, any Purchaser Agent and/or Agent as to their respective rights and remedies under this Agreement. Seller shall reimburse Agent and each Purchaser Agent on demand for any and all costs and expenses of Agent, the Purchaser Agents and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. Seller shall reimburse each Conduit on demand for all other costs and expenses incurred by such Conduit (“Other Costs”), including, without limitation, the cost of auditing such Conduit’s books by certified public accountants, the cost of rating the Commercial Paper of such Conduit by independent financial rating agencies, and the reasonable fees and out- of-pocket expenses of counsel for such Conduit or any counsel for any shareholder of such Conduit with respect to advising such Conduit or such shareholder as to matters relating to such Conduit’s operations.

Section 10.5 Allocations. Each Conduit shall allocate the liability for Other Costs among Seller and other Persons with whom such Conduit has entered into agreements to purchase interests in receivables (“Other Sellers”). If any Other Costs are attributable to Seller and not attributable to any Other Seller, Seller shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to Seller, such Other Sellers shall be solely liable for such Other Costs. All allocations to be made pursuant to the foregoing provisions of this Article X shall be made by the applicable Conduit in its sole and absolute discretion and shall be binding on Seller and Servicer.

Section 10.6 Accounting Based Consolidation Event. Upon demand by Agent, Seller shall pay to Agent, for the benefit of the relevant Funding Source, such amounts as such Funding Source reasonably determines will compensate or reimburse such Funding Source for any (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Funding Source, (ii) reduction in the rate of return on such Funding Source’s capital or reduction in the amount of any sum received or receivable by such Funding Source or (iii) internal capital charge or other imputed cost determined by such Funding Source to be allocable to Seller or the transactions contemplated in this Agreement, in each case resulting from or in connection with the

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consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the Conduit, that are subject to this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of a Funding Source. Amounts under this Section 10.5 may be demanded at any time without regard to the timing of issuance of any financial statement by the Conduit or by any Funding Source. A certificate of the Funding Source setting forth the amount or amounts necessary to compensate such Funding Source pursuant to this Section 10.5 shall be delivered to Seller and shall be conclusive absent manifest error. Seller shall pay such Funding Source the amount as due on any such certificate on the next Settlement Date following receipt of such notice.

ARTICLE XI
AGENT
Section 11.1 Authorization and Action. Each Purchaser hereby designates and appoints MUFG to act as its agent hereunder and under each other Transaction Document, and authorizes Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for Agent. In performing its functions and duties hereunder and under the other Transaction Documents, Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any Purchaser Agent or any of such Seller Party’s or Purchaser Agent’s successors or assigns. Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or Applicable Law. The appointment and authority of Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes Agent to authorize and file each of the Uniform Commercial Code financing or continuations statements (and amendments thereto and assignments or terminations thereof) on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

Section 11.2 Delegation of Duties. Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 11.3 Exculpatory Provisions. Neither Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person’s own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under

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or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the ownership, perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless Agent has received notice from Seller or a Purchaser.

Section 11.4 Reliance by Agent. Agent and each Purchaser Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Seller Party), independent accountants and other experts selected by Agent. Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Purchasers or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until Agent shall have received such advice, Agent may take or refrain from taking any action, as Agent shall deem advisable and in the best interests of the Purchasers. Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Purchasers or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

Section 11.5 Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither Agent, nor any of its officers, directors, employees, agents, attorneys- in-fact or Affiliates has made any representations or warranties to it and that no act by Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by Agent. Each Purchaser represents and warrants to Agent that it has and will, independently and without reliance upon Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of each Seller Party and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

Section 11.6 Reimbursement and Indemnification. Each Financial Institution and each Purchaser Agent agrees to reimburse and indemnify Agent and its officers, directors, employees, representatives and agents ratably based on the ratio of each such indemnifying Financial Institution’s Commitment to the aggregate Commitment (or, in the case of an indemnifying Purchaser Agent, ratably based on the Commitment(s) of each Financial Institution in such Purchaser Agent’s Purchaser Group to the aggregate Commitment), to the extent not paid or reimbursed by Seller Parties (i) for any amounts for which Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses

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incurred by Agent, in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

Section 11.7 Agent in its Individual Capacity. Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Seller Party or any Affiliate of any Seller Party as though Agent were not Agent hereunder. With respect to the acquisition of the Asset Portfolio on behalf of the Purchasers pursuant to this Agreement, Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not Agent, and the terms “Financial Institution,” “Related Financial Institution,” “Purchaser,” “Financial Institutions,” “Related Financial Institutions” and “Purchasers” shall include Agent in its individual capacity.

Section 11.8 Successor Agent. Agent may, upon 10 Business Days’ notice to Seller and the Purchasers, and Agent will, upon the direction of all of the Purchasers (other than Agent, in its individual capacity) resign as Agent. If Agent shall resign, then the Required Purchasers during such five-day period shall appoint from among the Purchasers and the Purchaser Agents a successor agent. If for any reason no successor Agent is appointed by the Required Purchasers during such five-day period, then effective upon the termination of such five-day period, the Purchasers shall perform all of the duties of Agent hereunder and under the other Transaction Documents and Seller and Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent’s resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.

Section 11.9 Co-Arrangers. Each of the parties hereto hereby acknowledges and agrees that no Co-Arranger shall have any right, power, obligation, liability, responsibility or duty under this Agreement. Each of party hereto acknowledges that it has not relied, and will not rely, on any Co-Arranger in deciding to enter into this Agreement and to take, or omit to take, any action under any Transaction Document.

ARTICLE XII
ASSIGNMENTS; PARTICIPATIONS
Section 12.1 Assignments. (a) (I) Seller, Servicer, Agent, each Purchaser Agent and each Purchaser hereby agree and consent to the complete or partial assignment by any Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to any Funding Source pursuant to any Funding Agreement or to any other Person, and upon such assignment, such Conduit shall be released from its obligations so assigned. Further, Seller, Servicer, Agent, each Purchaser Agent and each Purchaser hereby agree that any assignee of any Conduit of this Agreement or of all or any portion of the Asset Portfolio of any Conduit shall have all of the rights and benefits under this Agreement as if the term “Conduit” explicitly referred to and included such party (provided that (i) the Capital of any such assignee that is a

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Conduit or a commercial paper conduit shall accrue CP Costs based on such Conduit’s Conduit Costs or on such commercial paper conduit’s cost of funds, respectively, and (ii) the Capital of any other such assignee shall accrue Financial Institution Yield pursuant to Section 4.1), and no such assignment shall in any way impair the rights and benefits of any Conduit hereunder.

(II) Neither Seller nor Servicer shall have the right to assign its rights or obligations under this Agreement.

(b) Any Financial Institution may at any time and from time to time assign to one or more Persons (“Purchasing Financial Institutions”) all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the “Assignment Agreement”) executed by such Purchasing Financial Institution and such selling Financial Institution. The consent of the Conduit (if any) in such selling Financial Institution’s Purchaser Group shall be required prior to the effectiveness of any such assignment. Each assignee of a Financial Institution must (i) have a short-term debt rating of A-1 or better by S&P and P-1 by Moody’s and (ii) agree to deliver to Agent, promptly following any request therefor by Agent or the Conduit (if any) in such selling Financial Institution’s Purchaser Group, an enforceability opinion in form and substance satisfactory to Agent and such Conduit. Upon delivery of the executed Assignment Agreement to Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution (including, without limitation, the applicable obligations of a Related Financial Institution) under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers, the Purchaser Agents or Agent shall be required.

(c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by S&P and P-1 by Moody’s (an “Impacted Financial Institution”), such Impacted Financial Institution shall be obliged, at the request of the Conduit (if any) in such Impacted Financial Institution’s Purchaser Group or Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution in such Impacted Financial Institution’s Purchaser Group or (y) another funding entity nominated by Agent and acceptable to the Conduit (if any) in such Impacted Financial Institution’s Purchaser Group, and willing to participate in this Agreement through the Scheduled Termination Date in the place of such Impacted Financial Institution; provided that the Impacted Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution’s Pro Rata Share of the Aggregate Capital and Financial Institution Yield owing to the Financial Institutions in such Impacted Financial Institution’s Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Asset Portfolio of the Financial Institutions in such Impacted Financial Institution’s Purchaser Group.

(d) Agent, acting solely for this purpose as a non-fiduciary agent of Seller, shall maintain a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Purchasers, and the Commitments and Capital and Financial Institution Yield and/or CP Costs of each Purchaser pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest

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error, and Seller, Servicer, Agent and the Purchasers shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Purchaser hereunder for all purposes of this Agreement. The Register shall be available for inspection by Seller, Servicer and any Purchaser, at any reasonable time and from time to time upon reasonable prior notice.

Section 12.2 Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a “Participant”) participating interests in its Pro Rata Share portion of the Asset Portfolio of the Financial Institutions in such Financial Institution’s Purchaser Group or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution’s rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and each Seller Party, each Conduit, each other Financial Institution, each Purchaser Agent and Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution’s rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution’s right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i). Each Financial Institution that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Seller, maintain a register on which it enters the name and address of each Participant and the Capital and Financial Institution Yield and/or CP Costs of each Participant’s interest in the Purchases or other obligations under the Transaction Documents (the “Participant Register”); provided that no Financial Institution shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in the Purchases or any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such Purchase, commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Financial Institution shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

Section 12.3 Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Financial Institution may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, its portion of the Asset Portfolio and any rights to payment of Capital and Financial Institution Yield) under this Agreement to secure obligations of such Financial Institution to a Federal Reserve Bank, without notice to or consent of Seller or Agent; provided that no such pledge or grant of a security interest shall release a Financial Institution from any of its obligations hereunder, or substitute any such pledgee or grantee for such Financial Institution as a party hereto.

Section 12.4 Collateral Trustee. Notwithstanding any other provision of this Agreement to the contrary, any Conduit may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, its portion of the Asset Portfolio and

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any rights to payment of Capital and CP Costs) under this Agreement to secure obligations of such Conduit to a collateral trustee or security trustee under its Commercial Paper program, without notice to or consent of Seller or Agent; provided that no such pledge or grant of a security interest shall release a Conduit from any of its obligations hereunder, or substitute any such pledgee or grantee for such Conduit as a party hereto.

ARTICLE XIII
PURCHASER AGENTS
Section 13.1 Purchaser Agents. Each Purchaser Group may (but is not required to) designate and appoint a “Purchaser Agent” hereunder which Purchaser Agent shall become a party to this Agreement and shall authorize such Purchaser Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Purchaser Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Unless otherwise notified in writing to the contrary by the applicable Purchaser, Agent and the Seller Parties shall provide all notices and payments specified to be made by Agent or any Seller Party to a Purchaser hereunder to such Purchaser’s Purchaser Agent, if any, for the benefit of such Purchaser, instead of to such Purchaser. Each Purchaser Agent may perform any of the obligations of, or exercise any of the rights of, any member of its Purchaser Group and such performance or exercise shall constitute performance of the obligations of, or exercise of the rights of, such member hereunder. In performing its functions and duties hereunder and under the other Transaction Documents, each Purchaser Agent shall act solely as agent for the Purchasers in such Purchaser Agent’s Purchaser Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any other Purchaser or any Seller Party or any of such Purchaser’s or Seller Party’s successors or assigns. The appointment and authority of each Purchaser Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser Group designates the “Purchaser Agent”, if any, identified as such on the signature pages to this agreement or any Assignment Agreement or similar instrument by which such Purchaser Group becomes a party to this Agreement.

ARTICLE XIV
MISCELLANEOUS
Section 14.1 Waivers and Amendments. (a) No failure or delay on the part of Agent, any Purchaser Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

(b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 14.1(b). Each Conduit, Seller, each Purchaser Agent and Agent, at the direction of the Required Purchasers,

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may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:

(i) without the consent of each affected Purchaser, (A) extend the Scheduled Termination Date or the date of any payment or deposit of Collections by Seller or Servicer, (B) reduce the rate or extend the time of payment of Financial Institution Yield or any CP Costs (or any component of Financial Institution Yield or CP Costs), (C) reduce any fee payable to Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any Financial Institution’s Pro Rata Share, any Conduit’s Pro Rata Share, any Financial Institution’s Commitment (other than, to the extent applicable in each case, pursuant to Section 4.4 or the terms of any Funding Agreement), (E) amend, modify or waive any provision of the definition of Required Purchasers, Section 4.4, this Section 14.1(b) or Section 14.6, (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Eligible Receivable,” “Excess Concentration” “Required Reserves,” “Net Receivable Pool Balance” “Servicing Fee Rate” or “RPA Deferred Purchase Price” or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

(ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Purchasers, but with the consent of Seller, Agent may amend this Agreement solely to add additional Persons as Financial Institutions, Conduits and/or Purchaser Agents hereunder and (ii) Agent, the Required Purchasers and each Conduit may enter into amendments to modify any of the terms or provisions of Article XI, Article XII, Section 14.13 or any other provision of this Agreement without the consent of any Seller Party, provided that such amendment has no negative impact upon such Seller Party. Any modification or waiver made in accordance with this Section 14.1 shall apply to each of the Purchasers equally and shall be binding upon each Seller Party, the Purchaser Agents, the Purchasers and Agent.

Section 14.2 Notices. Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including e-mail and shall be given to the other parties hereto at their respective addresses or e-mail addresses set forth on Exhibit VI hereof or at such other address or e-mail address as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by e-mail, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 14.2. Seller hereby authorizes Agent and the Purchasers to effect Purchases based on telephonic notices made by any Person whom Agent or applicable Purchaser in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to Agent and each applicable Purchaser a written confirmation of each telephonic notice signed by an authorized officer of

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Seller; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by Agent and/or the applicable Purchaser, the records of Agent and/or the applicable Purchaser shall govern absent manifest error.

Section 14.3 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Sections 10.2 or 10.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Section 14.4 Protection of Ownership Interests of the Purchasers. (a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Agent may request, to perfect, protect or more fully evidence Agent’s (on behalf of the Purchasers) valid ownership of or first priority perfected security interest in the Asset Portfolio, or to enable Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. Without limiting the foregoing, Seller will, upon the request of Agent, file such financing or continuation statements, or amendments thereto or assignments thereof, and execute and file such other instruments and documents, that may be necessary or desirable, or that Agent may reasonably request, to perfect, protect or evidence such valid ownership of or first priority perfected security interest in the Asset Portfolio. At any time following the occurrence of an Amortization Event, Agent may, or Agent may direct Seller or Servicer to, notify the Obligors of Receivables, at Seller’s expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Agent or its designee. Seller or Servicer (as applicable) shall, at any Purchaser’s request, withhold the identity of such Purchaser in any such notification.

(b) If any Seller Party fails to perform any of its obligations hereunder, Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and Agent’s or such Purchaser’s costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party irrevocably authorizes Agent at any time and from time to time in the sole and absolute discretion of Agent, and appoints Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to authorize and/or execute on behalf of such Seller Party as debtor and to file financing or continuation statements (and amendments thereto and assignments thereof) necessary or desirable in Agent’s sole and absolute discretion to perfect and to maintain Agent’s (on behalf of the Purchasers) valid ownership of or first priority perfected security interest in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Agent in its sole and absolute discretion deems necessary or desirable to perfect and to maintain the ownership of or first priority perfected security interest in the interests of the Purchasers in the Receivables. This

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appointment is coupled with an interest and is irrevocable. The authorization by each Seller Party set forth in the second sentence of this Section 14.4(b) is intended to meet all requirements for authorization by a debtor under Article 9 of any applicable enactment of the UCC, including, without limitation, Section 9-509 thereof.

Section 14.5 Confidentiality. (a) Each Seller Party, Agent, each Purchaser Agent and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to Agent, each Purchaser Agent, each Purchaser and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party, Agent, such Purchaser Agent and such Purchaser and its officers and employees may disclose such information to such Seller Party’s, Agent’s, such Purchaser Agent’s and such Purchaser’s external accountants and attorneys and as required by any Applicable Law (including, without limitation, the Exchange Act) or order of any judicial or administrative proceeding.

(b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to Agent, the Financial Institutions, the Purchaser Agents or the Conduits by each other and by each such Person to such Person’s equityholders, (ii) by Agent, the Purchaser Agents or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by Agent, any Purchaser Agent or any Conduit to any collateral trustee or security trustee, any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which MUFG or any Purchaser Agent acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of and agrees to maintain the confidential nature of such information. In addition, the Purchasers, the Purchaser Agents and Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

Section 14.6 Bankruptcy Petition. (a) Seller, Servicer, Agent, each Purchaser Agent and each Purchaser hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit or any Financial Institution or Funding Source that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, any Conduit, any Financial Institution or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

(b) Servicer hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Obligations of Seller, it will not institute against, or join any other Person in instituting against, Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

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Section 14.7 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Conduit, Agent, any Purchaser Agent, any Funding Source or any Financial Institution, no claim may be made by any Seller Party or any other Person against any Conduit, Agent, any Purchaser Agent, any Funding Source or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 14.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF AGENT OR ANY PURCHASER IN THE ASSET PORTFOLIO IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

Section 14.9 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT, ANY PURCHASER AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST AGENT, ANY PURCHASER AGENT OR ANY PURCHASER OR ANY AFFILIATE OF AGENT, ANY PURCHASER AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK CITY, NEW YORK.

Section 14.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY

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PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

Section 14.11 Integration; Binding Effect; Survival of Terms.

(a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy) and shall inure to the benefit of the Indemnified Parties and their successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification, payment and other provisions of Article X, and Sections 2.7(b), 14.5 and 14.6 shall be continuing and shall survive any termination of this Agreement.

Section 14.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement.

Section 14.13 MUFG Roles and Purchaser Agent Roles.

(a) Each of the Purchasers and Purchaser Agents acknowledges that MUFG acts, or may in the future act, (i) as administrative agent for any Conduit or any Financial Institution in MUFG’s Purchaser Group, (ii) as issuing and paying agent for certain Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for certain Commercial Paper and (iv) to provide other services from time to time for any Conduit or any Financial Institution in MUFG’s Purchaser Group (collectively, the “MUFG Roles”). Without limiting the generality of this Section 14.13, each Purchaser and each Purchaser Agent hereby acknowledges and consents to any and all MUFG Roles and agrees that in connection with any MUFG Role, MUFG may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for any Conduit.

(b) Each of the Purchasers acknowledges that each Purchaser Agent acts, or may in the future act, (i) as administrative agent for the Conduit in such Purchaser Agent’s

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Purchaser Group or any Financial Institution in such Purchaser Agent’s Purchaser Group, (ii) as issuing and paying agent for certain Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for certain Commercial Paper and (iv) to provide other services from time to time for the Conduit in such Purchaser Agent’s Purchaser Group or any Financial Institution in such Purchaser Agent’s Purchaser Group (collectively, the “Purchaser Agent Roles”). Without limiting the generality of this Section 14.13, each Purchaser hereby acknowledges and consents to any and all Purchaser Agent Roles and agrees that in connection with any Purchaser Agent Role, the applicable Purchaser Agent may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as agent for the Conduit in such Purchaser Agent’s Purchaser Group.

Section 14.14 Characterization. (a) It is the intention of the parties hereto that each Purchase hereunder shall constitute and be treated as an absolute and irrevocable sale to Agent, on behalf of the Purchasers, for all purposes (other than federal and state income tax purposes), which such Purchase shall provide Agent, on behalf of the Purchasers, with the full benefits of ownership of the Asset Portfolio. Except as specifically provided in this Agreement, each Purchase hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to each Purchaser, each Purchaser Agent and Agent for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser, any Purchaser Agent or Agent or any assignee thereof of any obligation of Seller or any Originator or any other Person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or any Originator.

(b) In addition to any ownership interest which Agent may from time to time acquire pursuant hereto, Seller hereby grants to Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller’s right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. Seller hereby authorizes the filing of financing statements describing the collateral covered thereby as “all of debtor’s personal property and assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Section 14.14. Agent, the Purchaser Agents and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other Applicable Law, which rights and remedies shall be cumulative.

(c) Notwithstanding clause (a) above, it is the intention of the parties hereto that for U.S. federal, state and local income and franchise tax purposes, each Purchase will be treated as a loan from the applicable Purchaser to Seller (it being understood that all payments to the Purchasers, in their capacity as such, representing Financial Institution Yield, CP Costs shall be deemed to constitute interest payments) (such treatment, the “Intended Tax Treatment”), except as required by Applicable Law. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties hereto.

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Section 14.15 Excess Funds. Each of Seller, Servicer, each Purchaser, each Purchaser Agent and Agent agrees that each Conduit shall be liable for any claims that such party may have against such Conduit only to the extent that such Conduit has funds in excess of those funds necessary to pay matured and maturing Commercial Paper and to the extent such excess funds are insufficient to satisfy the obligations of such Conduit hereunder, such Conduit shall have no liability with respect to any amount of such obligations remaining unpaid and such unpaid amount shall not constitute a claim against such Conduit. Any and all claims against any Conduit shall be subordinate to the claims against such Conduit of the holders of Commercial Paper and any Person providing liquidity support to such Conduit.

Section 14.16 USA PATRIOT Act Notice. Each Financial Institution that is subject to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) herby notifies the Seller Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Seller Party, which information includes the name, address, tax identification number and other information that will allow such Financial Institution to identify such Seller Party in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act. Promptly following any request therefor, the Seller shall deliver to the each Financial Institution all documentation and other information required by bank regulatory authorities requested by such Financial Institution for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Rule or other applicable anti-money laundering laws, rules and regulations.

Section 14.17 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write- down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

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(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 14.18 Securitisation Regulation; Information; Indemnity.

(a) Securitisation Regulation. CNE hereby represents, warrants and agrees for the benefit of the Agent and the Purchasers until the Final Payout Date that:

(i) CNE, as originator for purposes of the Securitisation Regulation, shall retain a material net economic interest in the Receivables in an amount not less than 5% of the nominal value of the Receivables in the form of a first loss tranche determined in accordance with sub-paragraph (d) of Article 6(3) of the Securitisation Regulation, which material economic interest shall be based upon (1) CNE’s ownership of all of the membership interest of the Seller and ownership of all of the Subordinated Notes issued by the Seller, and (2) the Seller’s right to receive the RPA Deferred Purchase Price under Article II.

(ii) CNE shall not change the manner in which it retains or the method of calculation of such material net economic interest, except to the extent permitted under the Securitisation Regulation Rules;

(iii) Each of CNE and the Seller shall not hedge or otherwise mitigate its credit risk under, or sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from, such material net economic interest, except to the extent permitted under the Securitisation Regulation Rules;

(iv) CNE shall provide confirmation as to the continued compliance with the foregoing clauses (i) through (iii) above (A) by providing such confirmation to the Servicer on a monthly basis for inclusion in each Monthly Report, (B) promptly following the occurrence of any Potential Amortization Event or Amortization Event and (C) from time to time promptly upon written request by the Agent (on behalf of any Purchaser) in connection with any material change in the performance of the Receivables or the transaction contemplated by the Transaction Documents or any material breach of the Transaction Documents;

(v) CNE shall notify the Agent, each Purchaser and each Purchaser Agent promptly and in any event within five (5) Business Days of: (A) any change in the identity of the Person or Persons, if any, through which it is retaining and holding such material net economic interest or (B) any breach of clause (i) through (iii) above;

(vi) CNE (A) was not established and does not operate for the sole purpose of securitizing exposures, (B) has a business strategy and the capacity to meet payment obligations and the capacity to meet payment obligations (x) consistent with a broader business enterprise and (y) involving material support from capital, assets, fees or other income available to CNE, relying neither on the Receivables and any other exposures being securitised by CNE, the material net economic interest nor on any other interests retained or proposed to be retained in accordance with the Securitisation Regulation, nor on any corresponding income from such exposures and interests, and (C) has responsible decision-makers who have the required

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experience to enable CNE to pursue its established business strategy, as well as an adequate corporate governance arrangement;

(vii) CNE granted all the credits giving rise to the Receivables on the basis of sound and well-defined underwriting criteria; and have, and shall maintain clearly established processes for approving, amending, modifying or renewing the Receivables and have effective systems in place to apply those criteria and process to ensure that the Receivables are granted based on a thorough assessment of each Obligor’s creditworthiness;

(viii) the credit underwriting policies for CNE and the standard terms and conditions for the granting of credit by CNE are established and implemented by CNE, such that CNE has been directly or indirectly involved in the origination of the Receivables that have been extended to the Obligors by CNE, and CNE has established and is managing the securitisation contemplated by the Transaction Documents and therefore is an ‘originator’ as defined in the Securitisation Regulation; and

(ix) none of the Receivables is a securitisation position (as defined in the Securitisation Regulation).

(b) Information. CNE covenants that it shall, from time to time at first request by the Agent or any Purchaser (i) provide to the Agent and such Purchaser all information which the Agent or such Purchaser reasonably requests in order for the Agent or the Purchaser, as applicable, to comply with any of its obligations under the Securitisation Regulation, and (ii) take such further action, provide such further information and enter into such other agreements not otherwise provided for hereunder as may be reasonably required by any Purchaser in order for such Purchaser to comply with its obligations under the Securitisation Regulation in relation to the Transaction Documents and the transactions contemplated thereby.

(c) Indemnity. CNE hereby agrees to indemnify and hold harmless each Indemnified Party from and against any and all EU Losses (as defined below) resulting from or arising out of any breach by CNE of this Section 14.18. “EU Losses” shall mean each of (i) the amount necessary to compensate such Indemnified Party for any increased cost or any reduction in its rate of return on capital which such Indemnified Party reasonably attributes to such increase in capital that is required or directed to be maintained by that Indemnified Party in relation to its interest in such Covered Pool (including by application of an additional risk weight pursuant to Article 270a of Regulation (EU) No. 575/2013) and (ii) any out-of-pocket costs and expenses (including reasonable fees of external counsel) of such Indemnified Party resulting from or arising out of any breach by CNE of this Section 14.18.

(Signature Pages Follow)

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WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

NEWENERGY RECEIVABLES LLC

By:	/s/ Harold E. Coulby, Jr
Name:	Harold E. Coulby, Jr
Title:	Assistant Treasurer

CONSTELLATION NEWENERGY, INC.,
as Servicer

By:	/s/ Harold E. Coulby, Jr
Name:	Harold E. Coulby, Jr
Title:	Assistant Treasurer

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MUFG BANK, LTD., as a Financial Institution

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

MUFG BANK, LTD., as a Purchaser Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD., as a Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

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PNC BANK, NATIONAL ASSOCIATION, as a Purchaser Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Financial Institution

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

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MIZUHO BANK, LTD., as a Purchaser Agent

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD., as a Financial Institution

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

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PNC BANK, NATIONAL ASSOCIATION, as a Co-Arranger

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

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MIZUHO BANK, LTD., as a Co-Arranger

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

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EXHIBIT I
DEFINITIONS
As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accrual Period” means each Fiscal Month, provided that the initial Accrual Period hereunder means the period from (and including) the date hereof to (and including) the last day of the Fiscal Month thereafter.

“Accrued Customer Refunds” means, at any time of determination, the estimated aggregate accrued refunds owing by the CNE Parties to the Obligors with respect to the outstanding Receivables, as reasonably determined from time to time the Agent. As of the Closing Date, the “Accrued Customer Refunds” shall be $1,500,000 and such amount may be updated, from time to time, by the Agent in connection with any audit or field examination of the Receivables upon not less than five (5) Business Days’ notice to the Seller and the Servicer, but not more than once quarterly (unless an Amortization Event or Potential Amortization Event has occurred and is continuing).

“ACH Receipts” means funds received in respect of Automatic Debit Collections.

“Adjusted Dilution Ratio” means, as of any day, the average of the Dilution Ratios for the preceding twelve Fiscal Months.

“Adverse Claim” means any ownership interest or claim, mortgage, deed of trust, pledge, lien, security interest, hypothecation, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including, but not limited to, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing); it being understood that any thereof in favor of, or assigned to, the Agent (for the benefit of the Purchasers) shall not constitute an Adverse Claim.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

“Affiliate Receivable” means any Receivable, an Obligor of which is an Affiliate of any
CNE Party.

“Agent” has the meaning set forth in the preamble to this Agreement.

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“Aggregate Capital” means, on any date of determination, the aggregate outstanding Capital of all Purchasers on such date.

“Aggregate Reduction” has the meaning set forth in Section 1.3.

“Aggregate Unpaids” means, at any time, an amount equal to the sum of all accrued and unpaid fees under any Fee Letter, CP Costs, Financial Institution Yield, Aggregate Capital and all other unpaid Obligations (whether due or accrued) at such time.

“Agreement” means this Receivables Purchase Agreement, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the greater of (i) 0.00% and (ii) the LIBO Rate for a one month period on such day (or if such day is not a Business Day, the immediately preceding Business Day), provided that, for the avoidance of doubt, the LIBO Rate for any day shall be equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any person which takes over the administration of that rate) for deposits in U.S. dollars, as published by Reuters (or any successor thereto) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate, respectively.

“Amortization Period” means the period commencing on the earlier of (i) the Facility Termination Date and (ii) the occurrence of an Amortization Event (that has not been expressly waived in accordance with this Agreement), and ending on the Final Payout Date.

“Amortization Event” has the meaning set forth in Article IX.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Seller, the Servicer, any Originator or any of their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and any other applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

“Anti-Terrorism Laws” means each of: (a) the Executive Order; (b) the Patriot Act; (c) the Money Laundering Control Act of 1986, 18 U.S.C. Sect. 1956 and any successor statute thereto; (d) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); (e) the Bank Secrecy Act, and the rules and regulations promulgated thereunder; and (f) any other law of the United States, Canada or any member state of the European Union now or hereafter enacted to monitor, deter or otherwise prevent: (i) terrorism or (ii) the funding or support of terrorism or (iii) money laundering.

“Applicable Law” means, with respect to any Person, (x) all provisions of law, statute, treaty, constitution, ordinance, rule, regulation, ordinance, requirement, restriction, permit, executive order, certificate, decision, directive or order of any Governmental Authority

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applicable to such Person or any of its property and (y) all judgments, injunctions, orders, writs, decrees and awards of all courts and arbitrators in proceedings or actions in which such Person is a party or by which any of its property is bound.

“Asset Portfolio” has the meaning set forth in Section 1.2(b).

“Assignment Agreement” has the meaning set forth in Section 12.1(b).

“Authorized Officer” means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

“Automatic Debit Collection” means the payment of Collections by an Obligor by means of automatic electronic funds transfer from the Obligor’s bank account.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings).

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Agent and the Seller giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate or LMIR, as applicable, for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBO Rate or LMIR, as applicable, with an Unadjusted Benchmark Replacement for each applicable Settlement Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Seller giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate or LMIR, as applicable, with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate or

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LMIR, as applicable, with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Settlement Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate or LMIR, as applicable:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Rate or LMIR, as applicable, permanently or indefinitely ceases to provide the LIBO Rate or LMIR, as applicable; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate or LMIR, as applicable:

(1) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate or LMIR, as applicable, announcing that such administrator has ceased or will cease to provide the LIBO Rate or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate or LMIR, as applicable;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate or LMIR, as applicable, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for the LIBO Rate or LMIR, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate or LMIR, as applicable, which states that the administrator of the LIBO Rate or LMIR, as applicable, has ceased or will cease to provide the LIBO Rate or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate or LMIR, as applicable; or

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(3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate or LMIR, as applicable, announcing that the LIBO Rate or LMIR, as applicable, is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the
90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Agent or the Required Purchasers, as applicable, by notice to the Seller, the Agent (in the case of such notice by the Required Purchasers) and the Purchasers.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate or LMIR, as applicable, and solely to the extent that the LIBO Rate or LMIR, as applicable, has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate or LMIR, as applicable, for all purposes hereunder in accordance with Section 4.3 and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate or LMIR, as applicable, for all purposes hereunder pursuant to Section 4.3.

“Beneficial Ownership Rule” means 31 C.F.R. § 1010.230.

“BGE Home Receivable” means all indebtedness and other obligations of any obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the providing heating and air conditioning installations and repairs along with plumbing repairs, in each case, by the BGE Home division.

“Billed-by-Originator Receivable” means any End-User Receivable other than a Billed- by-Utility Receivable.

“Billed-by-Utility Obligor” means any Obligor with respect to which any of its Receivables are subject to a Billed-by-Utility Program.

“Billed-by-Utility Program” means a program pursuant to which a Utility agrees to bill Receivables on behalf of an Originator and for which such bills are consolidated to include both Delivery Charges owing to such Utility as well as all amounts owing to such Originator under the related Receivable.

“Billed-by-Utility Receivable” means any Receivable billed or contracted to be billed, as the case may be, by a Utility on behalf of an Originator to pursuant to a Billed-by-Utility Program.

“Broken Funding Costs” means for any Capital of any Purchaser which: (i) is reduced for any reason on any day other than a Settlement Date or (ii) is assigned, transferred or funded pursuant to a Funding Agreement or otherwise transferred or terminated on a date prior to the

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date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Financial Institution Yield (as applicable) that would have accrued during the remainder of the Settlement Periods or the tranche periods for Commercial Paper determined by the applicable Purchaser Agent or Agent to relate to such Capital (as applicable) subsequent to the date of such reduction, assignment, transfer, funding or termination of such Capital if such reduction, assignment, transfer, funding or termination had not occurred, over (B) the income, if any, actually received net of any costs of redeployment of funds during the remainder of such period by the holder of such Capital from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

“Budget Billing Plan” means the “Budget Billing Plan” or similar levelized billing plan pursuant to which the related Obligor’s invoice amount for each billing cycle is a constant amount (or approximately constant) irrespective of usage for the related billing cycle.

“Budget Bill Receivable” means any Receivable, the Obligor of which has entered into a Budget Billing Plan with the related Originator.

“Business Day” means any day on which banks are not authorized or required to close in New York, New York and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to LMIR or the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

“Capital” means at any time with respect to the Asset Portfolio and any Purchaser, an amount equal to (A) the amount of Cash Purchase Price paid by such Purchaser to Seller for Purchases pursuant to Sections 1.1 and 1.2, minus (B) the sum of the aggregate amount of Collections and other payments received by Agent or such Purchaser, as applicable, which in each case are applied to reduce such Purchaser’s Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

“Capital Coverage Amount” means, at any time of determination, the amount equal to
(a) the Net Receivable Pool Balance at such time, minus (b) the Required Reserves at such time.

“Capital Coverage Deficit” means, at any time of determination, the amount, if any, by which (a) the Aggregate Capital at such time, exceeds (b) the Capital Coverage Amount at such time.

“Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or

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exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests.

“Cash Purchase Price” means, with respect to any Incremental Purchase of any portion of the Asset Portfolio, the amount paid to Seller for such portion of the Asset Portfolio which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable Purchase date, taking into account any other proposed Incremental Purchase requested on the applicable Purchase date, and (iii) the excess, if any, of the Net Receivable Pool Balance (less the Required Reserves) on the applicable Purchase date over the aggregate outstanding amount of the Aggregate Capital determined immediately prior to such Incremental Purchase, taking into account any other proposed Incremental Purchase requested on the applicable Purchase date.

“Change of Control” means the occurrence of any of the following:

(a) CNE ceases to own, directly, 100% of the issued and outstanding Capital Stock of the Seller free and clear of all Adverse Claims;

(b) Performance Guarantor ceases to own, directly or indirectly, 100% of the issued and outstanding Capital Stock of CNE, each Originator and the Servicer;

(c) any Subordinated Note shall at any time cease to be owned by an Originator, free and clear of all Adverse Claims; or

(d) a “Change in Control” under the Credit Agreement. For purposes of this clause (d), unless otherwise defined in this Agreement, terms used herein (including all defined terms used within such terms ) shall have the respective meaning assigned to such terms in the Credit Agreement as in effect on the Closing Date and without giving effect to any amendment, waiver, modification or termination thereof; provided, however, if after the Closing Date, any term used herein (including all defined terms used within such terms ) is waived, amended or modified, then for all purposes of this clause (d), such term shall automatically and without further action on the part of any Person, be deemed to be also so waived, amended or modified, if at the time of such waiver, amendment or modification, (i) all Purchasers (or an Affiliate thereof) are a party to the Credit Agreement and the Required Purchasers (or an Affiliate thereof) consented to such waiver, amendment or modification and (ii) such waiver, amendment or modification is consummated in accordance with the terms of the Credit Agreement.

“Closing Date” has the meaning set forth in Section 6.1.

“Co-Arranger” has the meaning set forth in the preamble to this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

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“CNE” has the meaning set forth in the preamble to this Agreement.

“CNE Party” means each of CNE, ExGen, the Seller, the Servicer and each Originator and their respective successors and assigns. For the avoidance of doubt, the term CNE Party shall not include any Person then acting as Servicer that is not an Affiliate of ExGen or CNE.

“Collection Account” means each account listed on Exhibit IV and maintained at a Collection Bank in the name of Seller.

“Collection Account Agreement” means with respect to each Collection Account and Lock-Box, if applicable, a valid and enforceable agreement in form and substance reasonably satisfactory to the Agent, among the Seller, the Servicer, the Agent and any Collection Bank, whereupon the Seller, as sole owner of the related Collection Account and the customer of the related Collection Bank in respect of such Collection Account, shall transfer to the Agent exclusive dominion and control over and otherwise perfect a first-priority security interest in, such Collection Account and the cash, instruments or other property on deposit or held therein.

“Collection Bank” means, at any time, any of the banks holding one or more Collection
Accounts.

“Collection Notice” means a notice, in substantially the form attached to the related Collection Account Agreement, from Agent to a Collection Bank, or any similar or analogous notice from Agent to a Collection Bank.

“Collections” means, with respect to any Receivable, all cash collections and other cash and other proceeds in respect of such Receivable, including, without limitation, all scheduled payments, prepayments, yield, Finance Charges or other related amounts accruing in respect thereof, all cash proceeds of Related Security with respect to such Receivable; for the avoidance of doubt, in no event shall Collections be deemed to include any such cash collections or other proceeds from Excluded Receivables.

“Commercial Paper” means promissory notes of any Conduit issued by such Conduit in the commercial paper market.

“Commitment” means, for each Financial Institution, the commitment of such Financial Institution to make Incremental Purchases to the extent that the Conduit (if any) in its Purchaser Group declines to make such Incremental Purchases, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution’s name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof (including, without limitation, any termination of Commitments pursuant to Section 4.4 hereof) and (ii) with respect to any individual Incremental Purchase hereunder, its Pro Rata Share of the Cash Purchase Price therefor.

“Concentration Percentage” means (i) for any Group A Obligor, 12.0%, (ii) for any Group B Obligor, 6.0%, (iii) for any Group C Obligor, 4.0% and (iv) for any Group D Obligor, 3.0%.

“Conduit” has the meaning set forth in the preamble to this Agreement.

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“Conduit Costs” means, for any outstanding Capital of any Conduit, an amount equal to such Capital multiplied by a per annum rate equivalent to the “weighted average cost” (as defined below) related to the issuance of indexed Commercial Paper of such Conduit that is allocated, in whole or in part, to fund such Capital (and which may also be allocated in part to the funding of other assets of such Conduit); provided, however, that if any component of such rate is a discount rate, in calculating such rate for such Capital for such date, the rate used to calculate such component of such rate shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided, however, that on any day when any Amortization Event shall have occurred that remains continuing, the applicable “Conduit Costs” for each Conduit shall be calculated using a rate per annum equal to the sum of (x) 3.00% per annum, plus (y) the greater of (A) the applicable Alternate Base Rate and (B) the applicable “weighted average cost” on such day. As used in this definition, the “weighted average cost” shall consist of (x) the actual interest rate paid to purchasers of indexed Commercial Paper issued by such Conduit, (y) the costs associated with the issuance of such Commercial Paper (including dealer fees and commissions to placement agents), and (z) interest on other borrowing or funding sources by such Conduit, including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

“Consent Notice” has the meaning set forth in Section 4.4(a).

“Consent Period” has the meaning set forth in Section 4.4(a).

“Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings (including those with electronic signatures or other electronic authorization), which may be executed in counterparts and received by facsimile or electronic mail, pursuant to which such Receivable arises or which evidences such Receivable.

“COVID-19” means the 2019 Novel Coronavirus or 2019-nCoV.

“COVID-19 Emergency” means collectively, the public health emergency declared by the United States Secretary of Health and Human Services on January 27, 2020, with respect to the 2019 Novel Coronavirus and all related federal and state emergency declarations and measures.

“CP Costs” means, for each day, the aggregate discount or yield accrued with respect to the outstanding Capital of each respective Conduit as determined in accordance with the definition of Conduit Costs.

“Credit Agreement” means the Credit Agreement, dated as of March 23, 2011 and restated as of May 26, 2016 (as it may be amended, restated, supplemented or otherwise modified from time to time) by and among ExGen, the lenders from time to time party thereto, the other parties from time to time party thereto and JPMorgan, as administrative agent.

“Credit and Collection Policy” means Seller’s and/or the applicable Originator’s credit and collection policies and practices relating to Contracts and Receivables existing on the Closing Date and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

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“Cut-Off Date” means the last day of a Fiscal Month.

“Days Sales Outstanding” means, on any date, the number of days equal to the product of (a) 30 and (b) the amount obtained by dividing (i) the aggregate Outstanding Balance of all Receivables as of the Cut-Off Date of the most recently ended Fiscal Month, by (ii) the aggregate initial Outstanding Balance of all Receivables which were originated during the immediately preceding Fiscal Month.

“Deemed Collections” means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. If at any time, (i) the Outstanding Balance of any Receivable is either (w) reduced as a result of any defective or rejected goods or services, any discount, dispute, refunds, netting, rebates or any adjustment or otherwise by Seller or any Originator (other than cash Collections on account of the Receivables), (x) reduced as a result of converting such Receivable to an Excluded Receivable, (y) reduced as a result of applying any Deposit Balances or (z) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or any netting by any Person or (ii) any of the representations or warranties in Article V are no longer true with respect to any Receivable, Seller shall be deemed to have received a Collection of such Receivable in the amount of (A) such reduction or cancellation in the case of clause (i) above, and (B) the entire Outstanding Balance in the case of clause (ii) above.

“Default Fee” means with respect to any amount due and payable by Seller in respect of any Aggregate Unpaids, interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 3.00% above the Alternate Base Rate.

“Default Ratio” means, as of any Cut-Off Date, a percentage equal to: (i) the aggregate Outstanding Balance of all Receivables that are Defaulted Receivables on such Cut-Off Date, divided by (ii) the aggregate Outstanding Balance of all Receivables on such day.

“Defaulted Receivable” means a Receivable: (a) as to which any payment, or part thereof, remains unpaid for 91 (or if such Receivable is a Government Receivable, 181) days or more from the original due date for such payment, (b) as to which the Obligor thereof is subject to an Event of Bankruptcy that has occurred and is continuing or (c) which, consistent with the Credit and Collection Policy, would be or should have been written off as uncollectible.

“Delinquent Government Receivable” means a Government Receivables as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment.

“Delivery Charges” means, with respect to a Contract, any amount payable by the Obligor for delivery and distribution services or any other services provided by the related Utility.

“Deposit Balance” means, as of any date, the aggregate amount of security deposits and other deposits received by or on behalf of the Obligors that are then being held by the Originators and Affiliates thereof (or any agent thereof on their behalf).

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“Designated Obligor” means an Obligor indicated by Agent to Seller in writing.

“Dilution” means, at any time, the aggregate amount of reductions or cancellations described in clause (i) of the definition of “Deemed Collections”.

“Dilution Horizon Ratio” means, as of any date, a ratio (expressed as a percentage), computed as of the Cut-Off Date of the most recently ended Fiscal Month by dividing (i) the aggregate initial Outstanding Balance of all Receivables originated by the Originators during the most recently ended Fiscal Month, by (ii) the Net Receivable Pool Balance as of the Cut-Off Date of the most recently ended Fiscal Month.

“Dilution Ratio” means, as of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (i) the aggregate amount of all Dilution in respect of Receivables which occurred during the Fiscal Month ending on such Cut-Off Date, by (ii) the aggregate initial Outstanding Balance of all Receivables generated by the Originators during the Fiscal Month one (1) month prior to the Fiscal Month ending on such Cut-Off Date

“Dilution Reserve Floor Percentage” means the product of: ADR x DHR where:
ADR = Adjusted Dilution Ratio;
DHR = Dilution Horizon Ratio.
“Dilution Spike” means, at any time, the highest Dilution Ratio observed over the previous 12 months.

“Dilution Volatility Ratio” means the product of: ((DS – ADR) x DS/ADR)
where:

ADR = Adjusted Dilution Ratio; DS = Dilution Spike
“Discount Rate” means, except as otherwise provided in Section 4.3, for any day in any Settlement Period with respect to any Capital (or any portion thereof) of any Financial Institution, the applicable rate set forth below:

(a) if such Capital (or any portion thereof) is being funded by any LMIR Financial Institution on such day, the applicable LMIR; and

(b) if such Capital (or any portion thereof) is being funded by any other Financial Institution on such day, the applicable LIBO Rate;

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provided, however, that:

(i) on any day as to any Capital (or any portion thereof) of any Financial Institution, the Discount Rate shall equal the applicable Alternate Base Rate if the Agent determines that (x) funding such Capital (or portion thereof) at the applicable LIBO Rate or LMIR would violate any Applicable Law or (y) the Alternate Base Rate is applicable at such time pursuant to Section 4.3; and

(ii) on any day when any Amortization Event shall have occurred that remains continuing, the applicable Discount Rate for the Capital of each Financial Institution shall be a rate per annum equal to the sum of (x) 3.00% per annum, plus (y) the greater of (A) the applicable Alternate Base Rate and (B) the applicable “Discount Rate” set forth above for such Capital on such day.

“Distributed Generation Receivables” means all indebtedness and other obligations of any obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with CNE’s provision of distributed generation services, including energy efficiency, solar and other distributed generation products.

“Dynamic Dilution Reserve Percentage” means, at any time, a percentage calculated as follows:

((SF x ADR) + DVR) x DHR

where:

SF = stress factor of 2.00;

ADR = Adjusted Dilution Ratio; DVR = Dilution Volatility Ratio; DHR = Dilution Horizon Ratio.
“Dynamic Loss Reserve Percentage” means, at any time, the product of: SF x LR x LHR where:

SF = stress factor of 2.00;

LR = the highest three-month average Loss Ratio over the past 12 months; LHR = Loss Horizon Ratio.
“Early Opt-in Election” means the occurrence of:

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(1) (i) a determination by the Agent or (ii) a notification by the Required Purchasers to the Agent (with a copy to the Seller) that the Required Purchasers have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 4.3, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate or LMIR, as applicable, and

(2) (i) the election by the Agent or (ii) the election by the Required Purchasers to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Agent of written notice of such election to the Seller and the Purchasers or by the Required Purchasers of written notice of such election to the Agent.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Efficiency Made Easy Program” means the “Efficiency Made Easy” or similar program pursuant to which an Originator assists Obligors in the funding of energy efficiency upgrades.

“Efficiency Made Easy Receivable” means any Receivable, the Obligor of which has entered into an Efficiency Made Easy Program.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time, available at http://www.lma.eu.com/pages.aspx?p=499.

“Eligible Receivable” means, at any time, a Receivable:

(a) the Obligor of which (i) is a resident of, and has both a billing address and a service address in, the United States; (ii) with respect to any End-User Receivable, is not an Affiliate of any CNE Party; (iii) with respect to any End-User Receivable, is not disconnected by the related Originator or Utility for non-payment or any other reason; (iv) with respect to any End-User Receivable, is not a Utility; (v) is not a material supplier of any Originator and (vi) is neither a Designated Obligor nor a Sanctioned Person;

(b) that no more than 50% of the aggregate Outstanding Balance of all Receivables of the related Obligor are Defaulted Receivables;

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(c) that either (i) is an Eligible Unbilled Receivable or (ii) an invoice for such Receivable has been delivered to the related Obligor;

(d) that (i) is not a Defaulted Receivable, (ii) if a Level I Ratings Event has occurred and is continuing, is neither a Delinquent Government Receivable nor an Affiliate Receivable, (iii) is not a Gas Receivable, (iv) is not a Budget Bill Receivable and (v) has not been cancelled;

(e) which by its terms has Invoice Payment Terms of (i) if an End-User Receivable, (A) and the Obligor of which is any Subject Obligor or any Subsidiary thereof, 160 days or less or (B) otherwise, 120 days or less and (ii) if a POR Receivable, 30 days or less;

(f) that arises under a Contract that has not had any payment or other terms of such Contract extended, modified or waived, other than in accordance with the Credit and Collection Policy and only so long as such extension, modification or waive is in compliance with Section 8.2(d);

(g) that (i) is an “account” within the meaning of Article 9 of the UCC of all applicable jurisdictions, (ii) is not evidenced by “instruments” or “chattel paper” within the meaning of Article 9 of the UCC of all applicable jurisdictions, (iii) does not constitute, or arise from the sale of, “as-extracted collateral” within the meaning of Article 9 of the UCC of all applicable jurisdictions and (iv) is not payable in installments;

(h) that (i) is denominated and payable only in United States dollars in the United States and (ii) the related Contract directs payment thereof to be sent directly to (A) a Lock-Box or a Collection Account or (B) if such Receivable is a Billed-by- Utility Receivable, an Eligible Utility Account;

(i) that arises under a Contract in substantially the form of one of the form contracts provided to Agent prior to the Closing Date or otherwise approved by Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense;

(j) that arises under a Contract that (i) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the applicable Originator or any of its assignees under such Contract and (ii) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract;

(k) that arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon (i) if an End-User Receivable, the sale of goods or the provision of services or (ii) if a POR Receivable, the sale of Purchased-by- Utility Receivable, in each case, by the applicable Originator;

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(l) that, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation;

(m) that satisfies all applicable requirements of the Credit and Collection Policy;

(n) that was generated in the ordinary course of the applicable Originator’s business;

(o) that if an End-User Receivable, (i) arises solely from the provision or transportation of electricity and provision of related services, in each case, to the related Obligor by an Originator and not by any other Person (in whole or in part), (ii) the provision of a bill with respect thereto to the applicable Obligor has been made or will be made (I) if a Billed-by-Originator Receivable, by the related Originator and not by any Utility or any other Person and (II) Billed-by-Utility Receivable, by the related Utility and not by any other Person and (iii) does not include any Delivery Charges; provided, that only the portion of such Receivable in an amount equal to such Delivery Charges shall be ineligible;

(p) that if a Billed-by-Utility Receivable, (i) for which the applicable Utility is obligated to invoice and collect such Billed-by-Utility Receivable; (ii) for which no dispute or claim exists between the related Utility and any CNE Party as to (I) any Delivery Charges owed to such Utility by any CNE Party or (II) any payments on any Receivables owned by such Utility to any CNE Party; (iii) for which the related Utility is obligated under the related Billed-by-Utility Program to turn over any Collections it receives on such Billed-by-Utility Receivable directly to a Collection Account within fifteen (15) days of receipt thereof by such Utility; (iv) for which the related Billed-by-Utility Program is in full force and effect and constitutes the legal, valid and binding obligation of the related Utility enforceable against such Utility in accordance with its terms subject to no offset, counterclaim or other defense; (v) for which the related Utility has waived any right of set-off that it may have that would result in such Utility reducing the amount it remits to the related Originator on such Billed-by-Utility Receivable; (vi) for which the related Utility is not subject to an Event of Bankruptcy that has occurred and is continuing; (vii) the related Contract directs payment thereof to be sent directly to a Lock-Box, a Collection Account or an Eligible Utility Account and (viii) for which the related Utility has satisfied and fully performed all obligations on its part with respect to the related Billed-by-Utility Receivables required to be fulfilled by it, and no further action is required to be performed by the related Utility with respect to the related Billed-by-Utility Receivable;

(q) that if a POR Receivable, (i) is reflected in the applicable Originator’s accounting system as owed by the applicable Utility (and, for the avoidance of doubt,

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not owed by an Obligor that is not a Utility), (ii) for which the applicable Utility is obligated to invoice and collect the related Purchased-by-Utility Receivable, (iii) for which the related Utility is unconditionally obligated to pay such POR Receivable irrespective of the payment (or lack thereof) by the related Obligors with respect to the related Purchased-by-Utility Receivables, (iv) for which no dispute or claim exists between the related Utility and any CNE Party as to any Delivery Charges owed to such Utility by any CNE Party, (v) for which the related Utility has waived any right of set-off that it may have that would result in such Utility reducing its payment on such POR Receivable, (vi) for which the related Utility is then purchasing from the related Originator all End-User Receivables originated by such Originator for which such Utility is then delivering and distributing electricity to the related obligor of such End-User Receivable and (vii) for which the related Originator has satisfied and fully performed all obligations on its part with respect to the related Purchased-by-Utility Receivables required to be fulfilled by it, and no further action is required to be performed by the related Originator or any Affiliate thereof with respect to the related Purchased-by-Utility Receivables;

(r) as to which Agent has not notified Seller that Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to Agent;

(s) that is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise or Purchased-by-Utility Receivables the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract);

(t) the payment of which by the applicable Obligor is not subject to any withholding Tax;

(u) that is not interest-bearing and does not include any Finance Charges; provided, that only the portion of such Receivable in an amount equal to such Finance Charges shall be ineligible;

(v) if a Level I Ratings Event has occurred and is continuing, for which neither the related Originator nor any Affiliate thereof is holding any Deposit Balances or other deposits received by or on behalf of the related Obligor; provided that only the portion of such Receivable in an amount equal to such Deposit Balances or other deposits shall be ineligible;

(w) as to which the related Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto

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other than (i) payment thereon by the applicable Obligor and (ii) in the case of an Unbilled Receivable, the provision of a bill to the applicable Obligor;

(x) all right, title and interest to and in which has been validly transferred by the applicable Originator directly to Seller under and in accordance with the Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim;

(y) that arises under a Contract that does not permit the Outstanding Balance of such Receivable to be paid in installments;

(z) that is not a Modified Receivable;

(aa) which does not require payments based on a percentage of the applicable Obligor’s income;

(bb) that, together with the related Contract, has not been sold, assigned or pledged by the applicable Originator or Seller, except pursuant to the terms of the Receivables Sale Agreement and this Agreement;

(cc) with respect to which there is only one original executed copy of the related Contract, which will, together with the related records be held by Servicer as bailee of Agent and the Purchasers, and no other custodial agreements are in effect with respect thereto; and

(dd) for which the related invoice does not include any Excluded Receivables or Gas Receivables.

Notwithstanding anything to the contrary herein or in any other Transaction Document, in calculating the aggregate Outstanding Balance of all Eligible Receivables at any time, the sum of (i) the Late Charge Proxy at such time, plus (ii) the Accrued Customer Refunds at such time, shall be reduced from the amount that would otherwise be calculated, for all purposes of this Agreement and the other Transaction Documents.

“Eligible Unbilled Receivable” means, at any time, any Unbilled Receivable if (a) the related Originator has recognized the related revenue on its financial books and records under GAAP, (b) such Unbilled Receivable is not an Efficiency Made Easy Receivable and (c) not more than thirty (30) days have expired since the date such Unbilled Receivable arose.

“Eligible Utility Account” means, as of any date of determination, each Utility Account that satisfied each of the following criteria at such time: (i) such Utility Account is owned by the related Utility and is located in the United States, (ii) such Utility Account is not subject to any Adverse Claims, (iii) the related Utility has not granted “control” (within the meaning of Section
9-104 of the UCC of all applicable jurisdictions) over such Utility Account to any Person, (iv) the bank holding such Utility Account is not then exercising any rights of setoff with respect to any amounts on deposit in such Utility Account and (v) any Collections on deposit in such Utility Account are promptly (but in any event, within fifteen (15) days following deposit therein) being remitted directly to a Collection Account, without setoff or other deduction.

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“End-User Receivable” means all indebtedness and other obligations of any Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by or on behalf of an Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means, with respect to any Person, any corporation, trade or business which together with the Person is a member of a controlled group of corporations or a controlled group of trades or businesses and would be deemed a “single employer” within the meaning of Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:

(a) (i) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, examinership, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, examiner, assignee, sequestrator (or other similar official) for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Applicable Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; or (ii) an order for relief in respect of such Person shall be entered in an involuntary case under federal bankruptcy laws or other similar Applicable Laws now or hereafter in effect; or

(b) such Person (i) shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or (ii) shall consent to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or (iii) shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors (or any board or Person holding similar rights to control the activities of such Person) shall vote to implement any of the foregoing.

“Excess Concentration” means, without duplication, the sum of the following amounts: (a) the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of the aggregate Outstanding Balance of the Eligible Receivables of such Obligor, over the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables; plus

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(b) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Eligible Unbilled Receivables, exceeds 50.0% of the aggregate Outstanding Balance of all Eligible Receivables; plus

(c) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Government Receivables, exceeds 6.0% of the aggregate Outstanding Balance of all Eligible Receivables; plus

(d) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Extended Term Receivables, exceeds 2.5% of the aggregate Outstanding Balance of all Eligible Receivables; plus

(e) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Delinquent Government Receivables, exceeds 2.5% of the aggregate Outstanding Balance of all Eligible Receivables; plus

(f) unless a Level I Ratings Event has occurred and is continuing, the amount (if any) by which the Deposit Balance, exceeds 2.5% of the aggregate Outstanding Balance of all Eligible Receivables; plus

(g) unless a Level I Ratings Event has occurred and is continuing, the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Affiliate Receivables, exceeds 10.0% of the aggregate Outstanding Balance of all Eligible Receivables.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Receivable” means (i) all Distributed Generation Receivables, (ii) all Gas Receivables, (iii) all Solar Receivables, (iv) all BGE Home Receivables, (v) all End-User Receivables that constitute Affiliate Receivables and (vi) all Purchased-by-Utility Receivables; provided, however, that no indebtedness or other obligation that is included in any Monthly Report or Weekly Report as a Receivable shall constitute an “Excluded Receivable”.

“Excluded Taxes” means (i) any Taxes based upon, measured by or with respect to any Indemnified Party’s net income, but only to the extent such Taxes are imposed by a taxing authority (a) in a jurisdiction (or political subdivision thereof) under the laws of which such Indemnified Party is organized or incorporated, (b) in a jurisdiction (or political subdivision thereof) in which such Indemnified Party does business, (c) in a jurisdiction (or political subdivision thereof) in which such Indemnified Party maintains an office (or branch) or (d) that are Other Connection Taxes, (ii) any franchise Taxes, branch Taxes or branch profits Taxes imposed by any jurisdiction (or political subdivision thereof) described in clause (i), (iii) with regard to any Purchaser organized outside of the United States, (a) any U.S. federal withholding Tax to the extent it is imposed on amounts payable to such Purchaser at the time such Purchaser becomes a party to this Agreement and (b) any withholding Tax imposed because such Purchaser designates a new lending office, except, in each case, to the extent that such Purchaser (or the transferor to such Purchaser) was entitled, at the time of designation of a new lending office (or

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assignment), to receive such additional amounts from any of Seller, Servicer or Performance Guarantor, as applicable, pursuant to Section 1.5 and (iv) any FATCA Withholding Tax.

“Exelon” means Exelon Corporation, a Pennsylvania corporation, together with its successors and assigns.

“ExGen” means Exelon Generation Company, LLC, a Pennsylvania limited liability company, together with its successors and assigns.

“Extended Term Receivable” means any Receivable with Invoice Payment Terms of greater than 60 days.

“Extension Notice” has the meaning set forth in Section 4.4(a).

“Facility” means the facility providing for Seller to sell the Asset Portfolio as provided in this Agreement.

“Facility Account” means the account from time to time identified by the Seller to the Agent and each Purchaser Agent in writing, which may be a Collection Account.

“Facility Termination Date” means the earliest of (i) the Scheduled Termination Date, (ii) the Business Day specified in a written notice from Agent following the occurrence of an Amortization Event, (iii) the occurrence of an Amortization Event set forth in Section 9.1(f) and (iv) the date which is 10 Business Days after Agent’s receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the foregoing and any fiscal or regulatory legislation, rules or official practices implemented to give effect to any such intergovernmental agreements.

“FATCA Withholding Tax” means any withholding Tax imposed under FATCA.

“Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as amended and any successor statute thereto.

“Federal Funds Effective Rate” means for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by Agent from three Federal funds brokers of recognized standing selected by it. Notwithstanding the foregoing, if any Financial Institution is borrowing overnight funds on any day from a Federal Reserve Bank to make or maintain such Financial Institution’s funding of all

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or any portion of the Asset Portfolio hereunder, the Federal Funds Effective Rate, at the option of such Financial Institution, for such Financial Institution shall be the average rate per annum at which such overnight borrowings are made on any such day. Each determination of the Federal Funds Effective Rate shall be conclusive and binding on Seller and the Seller Parties, except in the case of manifest error.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Fee Letter” means the letter agreement dated as of the Closing Date (as amended, restated, supplemented, or otherwise modified from time to time) among Seller, the Agent and the Purchaser Agents.

“Final Payout Date” means the date following the Facility Termination Date on which the Aggregate Capital shall have been reduced to zero and all of the Aggregate Unpaids, Obligations and all other amounts then accrued or payable to Agent, the Purchaser Agents, the Purchasers and the other Indemnified Parties shall have been indefeasibly paid in full in cash.

“Finance Charges” means, with respect to a Contract, any finance, interest, late payment charges, early termination charges or similar charges owing by an Obligor pursuant to such Contract.

“Financial Institutions” has the meaning set forth in the preamble in this Agreement.

“Financial Institution Yield” means for each respective Settlement Period relating to any Capital (or portion thereof) of any of the Financial Institutions, an amount for each day during such Settlement Period equal to the product of (i) the applicable Discount Rate for such Capital (or portion thereof) for such day or Settlement Period, as applicable, multiplied by (ii) the Capital (or portion thereof) of such Financial Institution on such day, annualized on a 360 day basis.

“Fiscal Month” means each calendar month.

“Funding Agreement” means (i) this Agreement and (ii) any agreement or instrument executed by any Funding Source with or for the benefit of a Conduit.

“Funding Source” means with respect to any Conduit (i) such Conduit’s Related Financial Institution(s) or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to such Conduit.

“GAAP” means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement, provided, that if there occurs after the date of this Agreement any change in GAAP that affects in any material respect the calculation of any amount described in Sections 9.1(f), Agent and Seller shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such amounts with the intent of having the respective positions of Agent and the Purchasers and Seller after such change in GAAP conform as nearly as possible to their respective positions as of the date of this

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Agreement and, until any such amendments have been agreed upon, the amounts described in Sections 9.1(f) shall be calculated as if no such change in GAAP has occurred.

“Gas Receivable” means all indebtedness and other obligations of any obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of natural gas or the rendering of services with respect to natural gas by or on behalf of Constellation NewEnergy Gas Division, LLC or any successor thereto.

“Gas Collections” means, with respect to any Gas Receivable, all cash collections and other cash and other proceeds in respect of such Gas Receivable, including, without limitation, all scheduled payments, prepayments, yield, finance charges or other related amounts accruing in respect thereof.

“Government Receivables” means any Receivables for which the related Obligor is a Governmental Authority.

“Governmental Authority” means any government or political subdivision (including any state or other political subdivision thereof) or any agency, authority, bureau, regulatory body, court, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic (including any supra-national bodies such as the European Union or the European Central Bank).

“Group A Obligor” means an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) with a short-term rating of at least: (a) “A-1” by Standard & Poor’s or, if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “A+” or better by Standard & Poor’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit- enhanced debt securities, and (b) “P-1” by Moody’, or, if such Obligor does not have a short- term rating from Moody’s, a rating of “Al” or better by Moody’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit- enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) receives a split rating from Standard & Poor’s and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the lower of the two ratings. Notwithstanding the foregoing, any Obligor that is a Subsidiary or an Affiliate of an Obligor that satisfies the definition of “Group A Obligor” shall be deemed to be a Group A Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of clause (a) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors.

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“Group B Obligor” means an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) that is not a Group A Obligor and that has a short-term rating of at least: (a) “A-2” by Standard & Poor’s or, if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB+” or better by Standard & Poor’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-2” by Moody’s or, if such Obligor does not have a short-term rating from Moody’s, a rating of “Baal” or better by Moody’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) receives a split rating from Standard & Poor’s and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the lower of the two ratings. Notwithstanding the foregoing, any Obligor that is a Subsidiary or Affiliate of an Obligor that satisfies the definition of “Group B Obligor” shall be deemed to be a Group B Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of clause (a) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors.

“Group C Obligor” means an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) that is not a Group A Obligor or a Group B Obligor and that has a short-term rating of at least: (a) “A-3” by Standard
& Poor’s or, if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB-”or better by Standard & Poor’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-
3” by Moody’s or, if such Obligor does not have a short-term rating from Moody’s, a rating of “Baa3” or better by Moody’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) receives a split rating from Standard & Poor’s and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the lower of the two ratings. Notwithstanding the foregoing, any Obligor that is a Subsidiary or Affiliate of an Obligor that satisfies the definition of “Group C Obligor” shall be deemed to be a Group C Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of clause (a) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors.

“Group D Obligor” means any Obligor that is not a Group A Obligor, Group B Obligor or Group C Obligor, any Obligor (or its parent or majority owner, as applicable, if such Obligor is unrated) that is rated by neither Moody’s nor Standard & Poor’s shall be a Group D Obligor.

“Impacted Financial Institution” has the meaning set forth in Section 12.1(c).

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“Incremental Purchase” has the meaning set forth in Section 1.1(a).

“Indebtedness” of a Person means such Person’s (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (iv) obligations as lessee under leases that shall have been or are required to be, in accordance with GAAP, recorded as capital leases, (v) obligations (contingent or otherwise) under reimbursement or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of documentary letters of credit opened to provide for the payment of goods or services purchased in the ordinary course of business), (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) obligations under any other transaction having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (other than trade payables incurred in the ordinary course of business) and (viii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

“Indemnified Amounts” has the meaning set forth in Section 10.1.

“Indemnified Party” has the meaning set forth in Section 10.1.

“Indemnified Taxes” means (a) Taxes other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes.

“Independent Director” shall mean a member of the Board of Directors of Seller who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five years, and shall not be as long as such Person is a governor of Seller, (A) a director, officer, employee, partner, shareholder, member, manager, governor or Affiliate of any of the following Persons (collectively, the “Independent Parties”) other than in a similar capacity as an independent director of one of the Independent Parties: Servicer, any CNE Party, or any of their respective Subsidiaries or Affiliates (other than Seller), (B) a supplier to any of the Independent Parties, (C) a Person controlling or under common control with any partner, shareholder, member, manager, governor, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director or governor for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors or governors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities and is employed by any such entity.

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“Interim Period” means the period (i) beginning on (and including) May 30, 2020 and (ii) ending on the earlier of (A) the occurrence of any Amortization Event and (B) August 1, 2020.

“Intended Tax Treatment” has the meaning set forth in Section 14.14(c).

“Invoice Payment Terms” means, with respect to any Receivable, the number of days following the date of the related original invoice by which such Receivable is required to be paid in full, as set forth in such original invoice.

“JPMorgan” means JPMorgan Chase Bank, N.A. in its individual capacity and its successors and assigns.

“Late Charge Proxy” means, at any time of determination, the estimated aggregate outstanding late charges owing by Obligors with respect to the outstanding Receivables, as reasonably determined from time to time by the Agent. As of the Closing Date, the “Late Charge Proxy” shall be $300,000 and such amount may be updated, from time to time, by the Agent in connection with any audit or field examination of the Receivables upon not less than five (5) Business Days’ notice to the Seller and the Servicer, but not more than once quarterly (unless an Amortization Event or Potential Amortization Event has occurred and is continuing).

“Level I Ratings Event” means, at any time of determination, one or more of the following events has occurred and is continuing: (i) S&P’s credit rating for ExGen’s long-term senior unsecured and uncredit-enhanced debt securities is below BBB-, (ii) Moody’s credit rating for ExGen’s long-term senior unsecured and uncredit-enhanced debt securities is below Baa3, (iii) ExGen does not have a credit rating by S&P for its long-term senior unsecured and uncredit- enhanced debt securities or (iv) ExGen does not have a credit rating by Moody’s for its long- term senior unsecured and uncredit-enhanced debt securities.

“Level II Ratings Event” means, at any time of determination, one or more of the following events has occurred and is continuing: (i) S&P’s credit rating for ExGen’s long-term senior unsecured and uncredit-enhanced debt securities is below BB, (ii) Moody’s credit rating for ExGen’s long-term senior unsecured and uncredit-enhanced debt securities is below Ba2, (iii) ExGen does not have a credit rating by S&P for its long-term senior unsecured and uncredit- enhanced debt securities or (iv) ExGen does not have a credit rating by Moody’s for its long- term senior unsecured and uncredit-enhanced debt securities.

“LIBO Rate” means the rate per annum with respect to any Purchaser equal to (i) the London interbank offered rate administered by ICE Benchmark Administration Limited (or any person which takes over the administration of that rate) for deposits in U.S. dollars, as published by Reuters (or any successor thereto), as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Settlement Period, and having a maturity equal to such Settlement Period, provided that, (a) if Reuters (or any successor thereto) is not publishing such information for any reason, the applicable LIBO Rate for the relevant Settlement Period shall instead be the London interbank offered rate administered by ICE Benchmark Administration Limited (or any person which takes over the administration of that rate) for deposits in U.S. dollars, as reported by any other generally recognized financial information service as of 11:00 a.m. (London time)

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two Business Days prior to the first day of such Settlement Period, and having a maturity equal to such Settlement Period, and (b) if no such London interbank offered rate is available to the applicable Financial Institution, the applicable LIBO Rate for the relevant Settlement Period shall instead be the rate determined by the applicable Financial Institution to be the rate at which such Financial Institution offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Settlement Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Settlement Period, divided by (ii) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the applicable Financial Institution in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Settlement Period; provided, however, that if the LIBO Rate, determined as provided above, would be less than
0.0%, the LIBO Rate shall for all purposes of this Agreement be 0.0%. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

“LMIR” means for any day during any Settlement Period, the rate per annum with respect to any Purchaser equal to (i) the London interbank offered rate administered by ICE Benchmark Administration Limited (or any person which takes over the administration of that rate) for deposits in U.S. dollars, as published by Reuters (or any successor thereto), as of 11:00 a.m. (London time) on such day, or if such day is not a Business Day, the immediately preceding Business Day, and having a maturity equal to one-month, provided that, (a) if Reuters (or any successor thereto) is not publishing such information for any reason, the applicable LMIR Rate for the relevant day, or if such day is not a Business Day, the immediately preceding Business Day shall instead be the London interbank offered rate administered by ICE Benchmark Administration Limited (or any person which takes over the administration of that rate) for deposits in U.S. dollars, as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) on such Business Days, and having a maturity equal to one-month, and (b) if no such London interbank offered rate is available to the applicable Financial Institution, the applicable LMIR for such day, or if such day is not a Business Day, the immediately preceding Business Day shall instead be the rate determined by such Financial Institution to be the rate at which such Financial Institution offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) on such Business Day, in the approximate amount to be funded at LMIR and having a maturity equal to one-month, divided by (ii) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the applicable Financial Institution in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such day; provided, however, that if LMIR, determined as provided above, would be less than 0.0%, LMIR shall for all purposes of this Agreement be 0.0%. LMIR shall be rounded, if necessary, to the next higher 1/16 of 1%.

“LMIR Financial Institution” means (i) PNC and (ii) any other Financial Institution that has provided written notice to the Seller of its election to be a “LMIR Financial Institution” hereunder; provided, however, that any LMIR Financial Institution may cease to be a LMIR Financial Institution on any day by providing written notice thereof to the Seller.

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“Lock-Box” means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

“Loss Horizon Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate initial Outstanding Balance of Receivables generated by the Originators during the preceding four (4) Fiscal Months, by (ii) the amount equal to the Net Receivable Pool Balance as of such Cut-Off Date.

“Loss Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) (a) the numerator of which is the sum of (i) the aggregate Outstanding Balance of all Receivables as to which any payment, or part thereof, remains unpaid for more than 90 but less than 121 days from the original due date for such payment, plus (without duplication) (ii) any Losses (net of recoveries) incurred in the most recently ended Fiscal Month, and (b) the denominator of which is the aggregate initial Outstanding Balance of all Receivables generated by the Originators during the Fiscal Month four (4) months prior to the Fiscal Month ending on such Cut-Off Date.

“Loss Reserve Floor Percentage” means 12.0%.

“Losses” means the Outstanding Balance of any Charged-Off Receivable.

“Material Adverse Effect” means, with respect to any event or circumstance, a material adverse effect on:

(a) (i) if a particular Person is specified, the ability of such Person to perform its obligations under this Agreement or any other Transaction Document or (ii) if a particular Person is not specified, the ability of any Originator, Servicer, Performance Guarantor or Seller to perform its obligations under this Agreement or any other Transaction Document;

(b) (i) the legality, validity or enforceability against it of any Transaction Document or (ii) the value, validity, enforceability or collectibility of the Receivables or any material portion thereof;

(c) the status, existence, perfection, priority, enforceability or other rights and remedies of any Purchaser or the Agent associated with its respective interest in the Receivables; or

(d) (i) if a particular Person is specified, the business, assets, liabilities, property, operations or condition (financial or otherwise) of such Person and its Subsidiaries or (ii) if a particular Person is not specified, the business, assets, liabilities, property, operations or conditions (financial or otherwise) of (A) the Seller or (B) any Originator, Performance Guarantor and the Servicer, taken as a whole.

“Maximum Days Sales Outstanding” means, as of any day, the highest Days Sales Outstanding over the most recent 12-months.

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“Modified Receivable” means a Receivable as to which the payment terms of the related Contract have been extended or modified for credit reasons since the origination of such Receivable. For the avoidance of doubt, Modified Receivable shall not include a Receivable as to which the payment terms of the related Contract have been extended or modified (i) as required under Applicable Law or (ii) in connection with the COVID-19 Emergency, in either case, so long as such modification is made in accordance with Section 8.2(d).

“Monthly Report” means a report, in substantially the form of Exhibit X hereto (appropriately completed), furnished by Servicer to Agent and each Purchaser Agent pursuant to Section 8.5.

“Monthly Settlement Date” means the 23rd day of each calendar month (or if such day is not a Business Day, the next occurring Business Day); provided, however, that the initial Monthly Settlement Date shall be May 26, 2020.

“Moody’s” means Moody’s Investors Service, Inc.

“MUFG” has the meaning set forth in the preamble to this Agreement.

“MUFG Roles” has the meaning set forth in Section 14.13(a).

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any CNE Party or any of their respective ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Net Receivable Pool Balance” means, at any time, an amount equal to (i) the aggregate Outstanding Balance of all Eligible Receivables at such time, minus (ii) the Excess Concentration at such time.

“Non-Renewing Financial Institution” has the meaning set forth in Section 4.4(a).

“Nonrecourse Indebtedness” means any Indebtedness that finances the acquisition, development, ownership or operation of an asset or portfolio of assets in respect of which the Person to which such Indebtedness is owed has no recourse whatsoever to any CNE Party or any of its respective Subsidiaries other than:

(i) recourse to the named obligor with respect to such Indebtedness (the “Debtor”) for amounts limited to the cash flow or net cash flow (other than historic cash flow) from the asset;

(ii) recourse to the Debtor for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any security interest or lien given by the Debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the Debtor over its shares or like interest in the capital of the Debtor) to secure the Indebtedness, but only if the extent of the recourse to the Debtor is limited solely to the amount of any recoveries made on any such enforcement; and

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(iii) recourse to the Debtor generally or indirectly to any Affiliate of the Debtor, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for a breach of an obligation (other than a payment obligation or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the Person against which such recourse is available.

“Obligations” shall have the meaning set forth in Section 2.1.

“Obligations Final Due Date” means the date that is one hundred and eighty days following the Facility Termination Date.

“Obligor” means a Person obligated to make payments pursuant to a Contract.

“OFAC” has the meaning set forth in the definition of Sanctioned Person.

“Originator” means CNE, in its capacity as seller under the Receivables Sale Agreement, and any other seller from time to time party thereto.

“Other Connection Taxes” means, with respect to any Indemnified Party, Taxes imposed as a result of a present or former connection between such Indemnified Party and the jurisdiction imposing such Tax.

“Other Costs” shall have the meaning set forth in Section 10.4.

“Other Sellers” shall have the meaning set forth in Section 10.5.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document.

“Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof.

“Participant” has the meaning set forth in Section 12.2.

“Participant Register” has the meaning set forth in Section 12.2.

“Patriot Act” has the meaning set forth in Section 14.16.

“Payment Instruction” has the meaning set forth in Section 1.4.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in
ERISA.

“Performance Guarantor” means ExGen.

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“Performance Guaranty” means that certain Performance Guaranty, dated as of the Closing Date, by Performance Guarantor in favor of Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code, and that is maintained by or contributed to by any CNE Party or any of their respective ERISA Affiliates, or to which any such entity is obligated to contribute.

“Post-Closing Date” means the date that is 90 days following the Closing Date.

“POR Receivable” means all indebtedness and other obligations of any Obligor that is a Utility, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of a Purchased-by-Utility Receivable by an Originator to such Utility, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.

“Potential Amortization Event” means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by MUFG or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Proposed Reduction Date” has the meaning set forth in Section 1.3.

“Pro Rata Share” means, for each Purchase Group, a percentage equal to (i) the Commitment of the Financial Institutions in such Purchase Group, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions.

“Purchase” means an Incremental Purchase or a Reinvestment.

“Purchase Limit” means $750,000,000.

“Purchase Notice” has the meaning set forth in Section 1.2(a).

“Purchased-by-Utility Program” means a “purchase of receivables” or similar program pursuant to which a Utility agrees to purchase End-User Receivables from an Originator.

“Purchased-by-Utility Receivable” means any End-User Receivable sold or contracted to be sold, by an Originator to a Utility pursuant to a Purchased-by-Utility Program.

“Purchaser Agent Roles” has the meaning set forth in Section 14.13(b).

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“Purchaser Agents” has the meaning set forth in the preamble to this Agreement.

“Purchaser Group” means with respect to (i) each Conduit, a group consisting of such Conduit, its Purchaser Agent and its Related Financial Institution(s), (ii) each Financial Institution, a group consisting of such Financial Institution, the Conduit (if any) for which such Financial Institution is a Related Financial Institution, its Purchaser Agent and each other Financial Institution that is a Related Financial Institution for such Conduit (if any) and (iii) each Purchaser Agent, a group consisting of such Purchaser Agent and the Conduit (if any) and Related Financial Institution(s) for which such Purchaser Agent is acting as Purchaser Agent hereunder.

“Purchasers” means each Conduit and each Financial Institution.

“Purchasing Financial Institution” has the meaning set forth in Section 12.1(b).

“Ratings Request” has the meaning as specified in Section 10.2(c).

“Receivable” means all End-User Receivables and POR Receivables; provided, however, that “Receivable” shall not include any Excluded Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, any Originator or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

“Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of the Closing Date, by and among the Originators and Seller, as amended, restated, supplemented or otherwise modified from time to time.

“Records” means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

“Reduction Notice” has the meaning set forth in Section 1.3.

“Register” has the meaning set forth in Section 12.1.

“Regulatory Change” shall mean (i) the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, or (iii) the compliance, whether commenced prior to or after the date hereof, by any Funding Source or Purchaser with (a) the final rule titled Risk-Based Capital

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Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, or any rules or regulations promulgated in connection therewith by any such agency; (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act adopted by Congress on July 21, 2010 or (c) the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “International Convergence of Capital Measurements and Capital Standards: a Revised Framework,” as updated from time to time (including, without limitation, the Basel II and Basel III).

“Reinvestment” has the meaning set forth in Section 1.6.

“Related Financial Institution” means with respect to each Conduit, each Financial Institution set forth opposite such Conduit’s name on Schedule A to this Agreement and/or, in the case of an assignment pursuant to Section 12.1, set forth in the applicable Assignment Agreement.

“Related Goods” means with respect to any Receivable, the goods sold or licensed to or financed for the Obligor which sale, licensing or financing gave rise to such Receivable and all financing statements or other filings with respect thereto.

“Related Security” means, with respect to any Receivable:

(a) all of Seller’s interest in the Related Goods or other inventory and goods (including returned or repossessed inventory or goods), if any, the sale, licensing or financing of which by the applicable Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

(b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

(c) all guaranties, letters of credit, insurance, “supporting obligations” (within the meaning of Section 9-102(a) of the UCC of all applicable jurisdictions) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

(d) all service contracts and other contracts and agreements associated with such Receivable,

(e) all Records related to such Receivable,

(f) all of Seller’s right, title and interest in, to and under the Receivables Sale Agreement and the Performance Guaranty,

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(g) all of Seller’s right, title and interest in and to each Lock-Box and
Collection Account, and any and all agreements related thereto,

(h) all Collections in respect thereof, and
(i) all proceeds of such Receivable and any of the foregoing.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan, other than an event for which the 30-day notice period is waived.

“Required Purchasers” means, at any time, the Financial Institutions with Commitments in excess of 50% of the aggregate Commitments hereunder; provided, however, at any time there are (i) only two Financial Institutions, “Required Purchasers” shall mean both such Financial Institutions and (ii) more than two Financial Institutions, “Required Purchasers” shall mean at least two Financial Institutions.

“Required Reserve” means, on any day during a Fiscal Month, (i) the sum of (a) the greater of (I) the sum of the Loss Reserve Floor Percentage and the Dilution Reserve Floor Percentage and (II) the sum of the Dynamic Loss Reserve Percentage and the Dynamic Dilution Reserve Percentage, plus (b) the sum of the Yield Reserve Percentage and the Servicing Fee Reserve Percentage, multiplied by (ii) the Net Receivable Pool Balance as of such date.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of membership units of Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of membership units or in any junior class of membership units of Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of membership units of Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of membership units of Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to the Originators or their Affiliates in reimbursement of actual management services performed).

“RPA Deferred Purchase Price” has the meaning set forth in Section 1.7.

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“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions, including as of the Closing Date, Cuba, Crimea (Ukraine), Iran, Syria and North Korea.

“Sanctioned Person” means, at any time, (a) any Person currently the subject or the target of any Sanctions, including any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) (or any successor thereto) or the U.S. Department of State, or as otherwise published from time to time; (b) that is fifty-percent or more owned, directly or indirectly, in the aggregate by one or more Persons described in clause (a) above; (c) that is operating, organized or resident in a Sanctioned Country; (d) with whom engaging in trade, business or other activities is otherwise prohibited or restricted by Sanctions; or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

“Sanctions” means the laws, rules, regulations and executive orders promulgated or administered to implement economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time (a) by the U.S. government, including those administered by OFAC, the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury, (b) by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) by other relevant sanctions authorities to the extent compliance with the sanctions imposed by such other authorities would not entail a violation of applicable law.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill
Companies, Inc.

“Scheduled Termination Date” means April 7, 2021, as extended by the mutual agreement of Seller, Agent, the Purchaser Agents and the Purchasers in accordance with Section 4.4(a).

“Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation. amending certain other European Union directives and regulations, and including any related laws, regulations or directions made in relation to the Securitisation Regulation in the United Kingdom amending the Securitisation Regulation as it will apply in the United Kingdom, in each case as amended and in effect from time to time.

“Securitisation Regulation Rules” means the Securitisation Regulation, together with all relevant implementing regulations in relation thereto, all regulatory and/or implementing technical standards in relation thereto or applicable in relation thereto pursuant to any transitional arrangements made pursuant to the Securitisation Regulation and, in each case, any relevant guidance published in relation thereto by the European Banking Authority, the European Securities and Markets Authority, the European Insurance and Occupational Pensions Authority and the European Commission and, in the United Kingdom, the Financial Conduct Authority or

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the Prudential Regulation Authority (or in each case, any predecessor or any other applicable regulatory authority).

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Parties” or “Seller Party” has the meaning set forth in the preamble to this Agreement. For the avoidance of doubt, the term Seller Parties or Seller Party shall not include any Person then acting as Servicer that is not an Affiliate of ExGen or CNE.

“Servicer” means at any time the Person (which may be Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

“Servicing Fee” has the meaning set forth in Section 8.6.

“Servicing Fee Rate” means 1.0% per annum.

“Servicing Fee Reserve Percentage” means, on any day, a percentage determined as follows:
(SF x SFR) x (MDSO/360)

where:
SFR = the Servicing Fee Rate; SF = stress factor of 1.5; and
MDSO = the Maximum Days Sales Outstanding on such day.

“Settlement Date” means, (i) so long as no Amortizing Event has occurred and is continuing and the Facility Termination Date has not occurred, the Monthly Settlement Date and (ii) on and after the Facility Termination Date or if an Amortization Event has occurred and is continuing, each day selected from time to time by the Agent (it being understood that the Agent may select such Settlement Date to occur as frequently as daily), or, in the absence of such selection, the Monthly Settlement Date.

“Settlement Period” means each Accrual Period.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Solar Receivable” means all indebtedness and other obligations of any obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the installation of on-site solar PV and the purchase of electricity generated by on-site solar PV systems.

“Solvent” means, with respect to any Person and as of any particular date, (i) the fair value of the assets of such Person, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person; (ii) the present fair saleable value of the property of such Person will be greater than the amount that will be required to pay the probable

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liabilities of such Person on its debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Person will be able to pay its debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Person will not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are currently conducted and are proposed to be conducted.

“Subject Obligor” means each Obligor set forth on Exhibit XI hereto.

“Subordinated Note” has the meaning set forth in the Receivables Sale Agreement.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Seller.

“Taxes” means all income, gross receipts, rental, franchise, excise, stamp, occupational, capital, value added, sales, use, ad valorem (real and personal), property (real and personal) and taxes, fees, levies, imposts, charges or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon, howsoever imposed, by any Governmental Authority or other taxing authority in the United States or by any foreign government, foreign governmental subdivision or other foreign or international taxing authority.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Terminating Commitment Amount” means, with respect to any Terminating Financial Institution, an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.4(b)) of such Terminating Financial Institution, minus an amount equal to 2% of such Commitment.

“Terminating Commitment Availability” means, with respect to any Terminating Financial Institution, the positive difference (if any) between (a) an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.4(b)) of such Terminating Financial Institution, minus an amount equal to 2% of such Commitment, minus (b) the Capital funded by such Terminating Financial Institution.

“Terminating Financial Institution” has the meaning set forth in Section 4.4(b).

“Termination Date” has the meaning set forth in Section 2.2(c).

“Termination Percentage” has the meaning set forth in Section 2.2(c).

“Transaction Documents” means, collectively, this Agreement, each Purchase Notice, the Receivables Sale Agreement, the Performance Guaranty, each Collection Account

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Agreement, each Fee Letter, and the Subordinated Note, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Unbilled Receivable” means, as of any date of determination, any Receivables as to which the invoice or bill with respect thereto has not yet been sent to the Obligor thereof.

“Utility” means an electric utility (or affiliated captive finance company).

“Utility Account” means a bank account of a Utility.

“Yield Reserve Percentage” means, at any time, a percentage equal to the product of (i) the Alternate Base Rate as of such date, (ii) 1.5 and (iii) the Maximum Days Sales Outstanding as of such date divided by 360.

“Weekly Report” means a report, with such information and in a form reasonably acceptable to Agent (appropriately completed), furnished by Servicer to Agent and each Purchaser Agent pursuant to Section 8.5.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised

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under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

All accounting terms defined directly or by incorporation in this Agreement or the Receivables Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement, the Receivables Sale Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not specifically defined herein shall be construed in accordance with GAAP; (b) all terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (e) references to any Section are references to such Section in such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law, rule, regulation, or directive of any governmental or regulatory authority refer to such law, rule, regulation, or directive, as amended from time to time and include any successor law, rule, regulation, or directive; (h) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and assigns; (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (k) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term “from” means “from and including”, and the terms “to” and “until” each means “to but excluding”; (l) terms in one gender include the parallel terms in the neuter and opposite gender; and (m) the term “or” is not exclusive.

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EXHIBIT II

FORM OF PURCHASE NOTICE

[Date]
MUFG Bank, Ltd., as Agent
1221 Avenue of the Americas
6th Floor
New York, New York 10020

MUFG Bank, Ltd., as a Purchaser Agent
1221 Avenue of the Americas
6th Floor
New York, New York 10020
Attention: ABS Surveillance

PNC Bank, National Association
300 Fifth Avenue
11th Floor
Pittsburgh, PA 15222
Attention: Robyn Reeher

Mizuho Bank, Ltd.
1271 Avenue of the Americas
New York, NY 10020
Attn: Johan Andreasson

Re: PURCHASE NOTICE

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of April 8,
2020, by and among NewEnergy Receivables LLC, a Delaware limited liability company (“Seller”), Constellation NewEnergy, Inc., a Delaware corporation, as Servicer, the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and MUFG Bank, Ltd., as Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such terms in (or by reference in) the Receivables Purchase Agreement.

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Each of the Agent and each Purchaser Agent is hereby notified of the following Purchase:

Purchase Price:	$
Portion of the Purchase Price Payable by MUFG’s Purchaser Group:	$
Portion of the Purchase Price Payable by PNC Bank, National Association’s Purchaser Group:	$
Portion of the Purchase Price Payable by Mizuho Bank, Ltd.’s Purchaser Group:	$
Date of Purchase:

Please credit the Purchase Price in immediately available funds to our Facility Account [and then wire-transfer the Purchase Price in immediately available funds on the above-specified date of purchase to]

[Account Name] [Account No.]
[Bank Name & Address] [ABA #]
Reference:
Telephone advice to: [Name] @ tel. No. ( )

Please advise [Name] at telephone no ( ) if any Conduit will not be making this purchase.

In connection with the Purchase to be made on the above listed “Date of Purchase” (the “Purchase Date”), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Purchase):

(i) the representations and warranties of the Seller set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date;

(ii) no event has occurred and is continuing, or would result from the proposed Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

(iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the Net Receivable Pool Balance equals or exceeds the sum of (i) the Aggregate Capital, plus (ii) the Required Reserves (in each case as of the Purchase Date); and

(iv) the amount of Aggregate Capital is $ after giving effect to the
Purchase to be made on the Purchase Date.

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Very truly yours,

NewEnergy Receivables LLC

By:
Name:
Title:

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EXHIBIT III

Places of Business of the Seller Parties;
Locations of Records;
Federal Employer Identification Number(s)

A. Principal Place of Business for Seller and CNE

Seller: 1310 Point St, Baltimore, MD 21231

CNE: Currently: 1310 Point St, Baltimore, MD 21231
1001 Louisiana St Suite 2300, Houston, TX 77002

Previously: 100 Constellation Way, Baltimore, MD 21200
1221 Lamar St, Suite 750, Houston, TX 77010

B. Location of Records and Chief Executive Offices:

Seller:  1310 Point St, Baltimore, MD 21231
1001 Louisiana St Suite 2300, Houston, TX 77002
10 S. Dearborn St., 48th Floor, Chicago, IL 60680-5398

CNE:  1310 Point St, Baltimore, MD 21231
1001 Louisiana St Suite 2300, Houston, TX 77002
10 S. Dearborn St., 48th Floor, Chicago, IL 60680-5398

C. Jurisdiction of Organization:

Seller: Delaware

CNE: Delaware

D. Federal Employer Identification Nos. and Organization Nos.:

Seller: Federal Employer I.D. No.: N/A Organizational No.: 2938363

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CNE: Federal Employer I.D. No.: 95-4714890

Organizational No.: 2938363

E. Other Names:

Seller: None

CNE: None

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EXHIBIT IV

Lock Boxes
Collection Banks; Collection Accounts

Collection Banks Name and Address	Account Numbers:	Lock-Boxes:
Bank of America, N.A. 2000 Clayton Rd, Building D - 6th Floor Concord, CA, 94520-2425 Attn: Blocked Account Support Mail Code: CA4-704-06-08		N/A
Wells Fargo Bank, National Association Mail Address Code: D1129- 072 301 South Tryon Street, 7th Floor Charlotte, North Carolina 28282-1915 Attn: DACA Team		N/A

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EXHIBIT V

FORM OF COMPLIANCE CERTIFICATE

To: MUFG Bank, Ltd., as Agent

This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement, dated as of April 8, 2020 (as amended, restated or otherwise modified from time to time, the “Agreement”), by and among NewEnergy Receivables LLC, a Delaware limited liability company (the “Seller”), Constellation NewEnergy, Inc., a Delaware corporation (the “Servicer”), the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and MUFG Bank, Ltd., as agent for such Purchasers. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:
1. I am the duly elected   of [Insert name of applicable entity] (the “Applicable Party”).

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Applicable Party and its Subsidiaries during the accounting period covered by the attached financial statements.

3. The examinations described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

5. Described below are the exceptions, if any, to paragraph 3 above by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Applicable Party has taken, is taking, or proposes to take with respect to each such condition or event.

6. As of the date hereof, the jurisdiction of organization of Seller is Delaware, the jurisdiction of organization of the Servicer is Delaware, each of Seller and the Servicer is a “registered organization” (within the meaning of Section 9-102 of the UCC in effect in Delaware) and neither Seller nor the Servicer has changed its jurisdiction of organization during the prior five years.

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The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , .

NewEnergy Receivables LLC

By:
Name:
Title:

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SCHEDULE I TO COMPLIANCE CERTIFICATE

A. Schedule of Compliance as of , , with Section   of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the Fiscal Month ended:

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EXHIBIT VI

ADDRESSES FOR NOTICES

If to CNE:

Constellation NewEnergy, Inc. c/o Exelon Corporation
Attn: Project Finance
1310 Point Street, 12th Floor
Baltimore, MD 21231
Tel: (410) 470-2024
Email: ProjectFinance@exeloncorp.com
With a copy that does not constitute notice to: Exelon Corporation
Attn: Joseph W. Downs IV
701 Ninth Street NW, 9th Floor
Washington, DC 20068
Tel: (202) 872-2591
Email: Joseph.Downs@exeloncorp.com

Constellation NewEnergy, Inc. Attn: Nina Jezic
1001 Louisiana Street, Suite 2300
Houston, TX 77002
Tel: (667) 313-2284
Email: Nina.Jezic@constellation.com

If to Seller:

NewEnergy Receivables LLC
c/o Exelon Corporation
Attn: Project Finance
1310 Point Street, 12th Floor
Baltimore, MD 21231
Tel: (410) 470-2024
Email: ProjectFinance@exeloncorp.com
With a copy that does not constitute notice to: Exelon Corporation
Attn: Joseph W. Downs IV
701 Ninth Street NW, 9th Floor
Washington, DC 20068

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Tel: (202) 872-2591
Email: Joseph.Downs@exeloncorp.com

Constellation NewEnergy, Inc. Attn: Nina Jezic
1001 Louisiana Street, Suite 2300
Houston, TX 77002
Tel: (667) 313-2284
Email: Nina.Jezic@constellation.com

If to MUFG:

MUFG Bank, Ltd.
1221 Avenue of the Americas
New York, NY 10020
Attn: Securitization Group
Tel: (212) 782-6957
Fax: (212) 782-6448
Email: securitization_reporting@us.mufg.jp

If to Victory:

Victory Receivables Corporation
1221 Avenue of the Americas
New York, NY 10020
Attn: Securitization Group
Tel: (212) 782-6957
Fax: (212) 782-6448
Email: securitization_reporting@us.mufg.jp

With a copy to MUFG (as Agent)

If to PNC:

PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, PA 15222
Attn: Robyn Reeher
Tel: (412) 768-3090
Fax: (412) 762-9184
Email: robyn.reeher@pnc.com

If to Mizuho:

Mizuho Bank, Ltd.
1271 Avenue of the Americas

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RECEIVABLES PURCHASE AGREEMENT

New York, NY 10020
Attn: Johan Andreasson
Tel: (212) 282-3544
Email: johan.andreasson@mizuhogroup.com

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EXHIBIT VII

FORM OF ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Assignment Agreement”) is entered into as of the day of, _______, _____, by and between _______________________ (“Assignor”) and __________________ (“Assignee”).

PRELIMINARY STATEMENTS

A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Receivables Purchase Agreement, dated as of April 8, 2020, by and among NewEnergy Receivables LLC, a Delaware limited liability company, Constellation NewEnergy, Inc., a Delaware corporation, as Servicer, the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and MUFG BANK, LTD., as Agent (as amended, modified or restated from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

B. Assignor is a Financial Institution party to the Purchase Agreement, and Assignee wishes to become a Financial Institution thereunder; and

C. Assignor is selling and assigning to Assignee % (the “Transferred Percentage”) of all of Assignor’s rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor’s Commitment and (if applicable) the Transferred Percentage of the Capital of Assignor as set forth herein.

AGREEMENT
The parties hereto hereby agree as follows:
1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the “Effective Date”) two (2) Business Days (or such other date selected by the Agent in its sole and absolute discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement (the “Effective Notice”) is delivered by the Agent to the Conduit in the Assignor’s and Assignee’s Purchaser Group, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.

2. If Assignor has no outstanding Capital under the Purchase Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor’s Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation,

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the Transferred Percentage of Assignor’s future funding obligations under Article I of the
Purchase Agreement.

3. If Assignor has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of Assignor (such amount, being hereinafter referred to as the “Assignee’s Capital”); (ii) all accrued but unpaid (whether or not then due) Financial Institution Yield attributable to the Transferred Percentage of Assignor’s Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Transferred Percentage of Assignor’s Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the “Assignee’s Acquisition Cost”); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor’s (i) Commitment and (ii) Capital (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor’s future funding obligations under Article I of the Purchase Agreement.

4. Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Purchase Agreement.

5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Agent and the other Financial Institutions in the Assignor’s and Assignee’s Purchaser Group as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Seller Party, any Obligor, any Affiliate of any Seller Party or the performance or observance by any Seller Party, any Obligor, any Affiliate of any Seller Party of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without

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reliance upon the Agent, any Conduit, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) Assignee appoints and authorizes to take such action on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Purchaser Agent for the Assignee’s Purchaser Group by the terms thereof, together with such powers as are reasonably incidental thereto; and (g) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Financial Institution (including, without limitation, as a Related Financial Institution) or, when applicable, as a Purchaser.

7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Article I and Sections 4.1 and 14.6 thereof.

8. Schedule I hereto sets forth the revised Commitment of Assignor, the Conduit for which Assignee shall act as a Related Financial Institution and the Commitment of Assignee, as well as administrative information with respect to Assignee.

9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10. Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior Indebtedness of any Conduit or any Financial Institution or Funding Source that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, any Conduit or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

[Signature Pages Follow]

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[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

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SCHEDULE I TO ASSIGNMENT AGREEMENT

LIST OF LENDING OFFICES, ADDRESSES FOR NOTICES AND COMMITMENT AMOUNTS

Date: _____________ ,

Transferred Percentage: %

	A-1	A-2	B-1	B-2
Assignor	Commitment (prior to giving effect to the Assignment Agreement)	Commitment (after giving effect to the Assignment Agreement)	Outstanding Capital (if any)	Ratable Share of Outstanding Capital

	A-2	B-1	B-2
Assignee	Commitment (after giving effect to the Assignment Agreement)	Outstanding Capital (if any)	Ratable Share of Outstanding Capital

Assignee is a Related Financial Institution for: ______________

Address for Notices

Attention: Phone: Fax:

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SCHEDULE II TO ASSIGNMENT AGREEMENT

EFFECTIVE NOTICE

TO:	, Assignor

TO:	, Assignee

The undersigned, as Agent under the Receivables Purchase Agreement, dated as of April 8, 2020, by and among NewEnergy Receivables LLC, a Delaware limited liability company, Constellation NewEnergy, Inc., a Delaware corporation, as Servicer, the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and MUFG Bank, Ltd., as Agent (as amended, the “Receivables Purchase Agreement”), hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ,   between , as Assignor, and ___________, as Assignee(the “Assignment Agreement”). Terms defined in such Assignment Agreement are used herein as therein defined.

1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be , .

2. The Conduit in the Assignor’s Purchaser Group hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Receivables Purchase Agreement.

[3. Pursuant to such Assignment Agreement, the Assignee is required to pay $ to Assignor at or before 12:00 noon (local time of Assignor) on the Effective Date in immediately available funds.]

Very truly yours,

MUFG BANK, LTD., as Agent

By:
Name:
Title:

Exh. VII-6
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[APPLICABLE CONDUIT]

By:
Name:
Title:

Exh. VII-7
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EXHIBIT VIII

CREDIT AND COLLECTION POLICY

See Attached

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EXHIBIT IX
[Reserved]

Exh. IX-1
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EXHIBIT X

FORM OF MONTHLY REPORT

See Attached

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EXHIBIT XI
SUBJECT OBLIGOR
See Attached

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EXHIBIT XII
CLOSING MEMORANDUM
See Attached

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SCHEDULE A

COMMITMENTS, PAYMENT ADDRESSES,
PURCHASER AGENTS, RELATED FINANCIAL INSTITUTIONS AND CO- ARRANGERS

Commitments and Payment Addresses of Financial Institutions

Financial Institution	Commitment	Address
MUFG Bank, Ltd.	$300,000,000	1221 Avenue of the Americas, 6th Floor New York, New York 10020 Attention: Securitized Products Telephone: 212-782-6957 Email: securitization_reporting@us.mufg.jp
PNC Bank, National Association	$225,000,000	PNC Bank, National Association 300 Fifth Avenue 11th Floor Pittsburgh, PA 15222 Telephone: (412) 768-3090 Facsimile: (412) 762-9184 Attention: Robyn Reeher
Mizuho Bank, Ltd.	$225,000,000	Mizuho Bank, Ltd. 1271 Avenue of the Americas New York, NY 10020 Attn: Johan Andreasson Tel: (212) 282-3544 Email: johan.andreasson@mizuhogroup.com

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Purchaser Agents

Purchaser Group	Purchaser Agent	Address
MUFG Bank, Ltd.	MUFG Bank, Ltd.	1221 Avenue of the Americas, 6th Floor New York, New York 10020 Attention: Securitized Products Telephone: 212-782-6957 Email: securitization_reporting@us.mufg.jp
PNC Bank, National Association	PNC Bank, National Association	PNC Bank, National Association 300 Fifth Avenue 11th Floor Pittsburgh, PA 15222 Telephone: (412) 768-3090 Facsimile: (412) 762-9184 Attention: Robyn Reeher
Mizuho Bank, Ltd.	Mizuho Bank, Ltd.	Mizuho Bank, Ltd. 1271 Avenue of the Americas New York, NY 10020 Attn: Johan Andreasson Tel: (212) 282-3544 Email: johan.andreasson@mizuhogroup. com

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Conduits

Purchaser Group	Conduit	Address
MUFG Bank, Ltd.	Victory Receivables Corporation	1221 Avenue of the Americas, 6th Floor New York, New York 10020 Attention: Securitized Products Telephone: 212-782-6957 Email: securitization_reporting@us.mufg.jp
PNC Bank, National Association	N/A	N/A
Mizuho Bank, Ltd.	N/A	N/A

Co-Arrangers

Purchaser Group	Co-Arranger	Address
PNC Bank, National Association	PNC Bank, National Association	PNC Bank, National Association 300 Fifth Avenue 11th Floor Pittsburgh, PA 15222 Telephone: (412) 768-3090 Facsimile: (412) 762-9184 Attention: Robyn Reeher
Mizuho Bank, Ltd.	Mizuho Bank, Ltd.	Mizuho Bank, Ltd. 1271 Avenue of the Americas New York, NY 10020 Attn: Johan Andreasson Tel: (212) 282-3544 Email: johan.andreasson@mizuhogroup.com

Sch. A-3
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